Securities Act of 1933 Registration No. 002-41839

Investment Company Act of 1940 Registration No. 811-02105

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ Pre-Effective Amendment No.  ______

☒ Post-Effective Amendment No.  353

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒ Amendment No.  353

Fidelity Salem Street Trust

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

Marc Bryant, Secretary

245 Summer Street

Boston, Massachusetts 02210

(Name and Address of Agent for Service)

It is proposed that this filing will become effective on February 6, 2017 pursuant to paragraph (b) at 5:30 p.m. Eastern Time.

Fund/Ticker

Fidelity ® SAI U.S. Momentum Index Fund
/ FUMIX

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

Prospectus

February 6, 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Fidelity ® SAI U.S. Momentum Index Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Additional Index Information

Fund Summary

Fund:
Fidelity ® SAI U.S. Momentum Index Fund

Investment Objective

The fund seeks to provide investment results that correspond to the total return of U.S. stocks with high price momentum.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.10%
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.23%
Total annual operating expenses	0.33%
Fee waiver and/or expense reimbursement (b)	0.18%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.15%

(a)  Based on estimated amounts for the current fiscal year.

(b)   Fidelity Management & Research Company (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, proxy and shareholder meeting expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.15%. This arrangement will remain in effect through September 30, 2018. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$15
3 years	$76

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance.

Principal Investment Strategies
  Normally investing at least 80% of assets in securities included in the MSCI USA Custom Momentum Composite Index. The MSCI USA Custom Momentum Composite Index is a customized version of the MSCI USA Momentum Index, which is designed to reflect the performance of an equity momentum strategy by emphasizing stocks with relatively higher price momentum.
  Lending securities to earn income for the fund.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.
  Correlation to Index.  The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from its index.
  Passive Management Risk.  The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
  Momentum Securities Risk.  Stocks that previously exhibited high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.

Portfolio Manager(s)

Deane Gyllenhaal (senior portfolio manager) has managed the fund since February 2017.

Patrick Waddell (senior portfolio manager) has managed the fund since February 2017.

Louis Bottari (portfolio manager) has managed the fund since February 2017.

Peter Matthew (portfolio manager) has managed the fund since February 2017.

Robert Regan (portfolio manager) has managed the fund since February 2017.

Thomas Brussard, Jr. (assistant portfolio manager) has managed the fund since February 2017.

Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund has no minimum investment requirement.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® SAI U.S. Momentum Index Fund seeks to provide investment results that correspond to the total return of U.S. stocks with high price momentum.

Principal Investment Strategies

Geode normally invests at least 80% of assets in securities included in the MSCI USA Custom Momentum Composite Index. The MSCI USA Custom Momentum Composite Index is a customized version of the MSCI USA Momentum Index, which is designed to reflect the performance of an equity momentum strategy by emphasizing stocks with relatively higher price momentum than stocks included in the MSCI USA Index, its parent index, which includes large and mid-capitalization stocks in the U.S. equity market. The MSCI USA Momentum Index assigns a momentum score to securities included in the MSCI USA Index based on, among other proprietary factors, the stocks’ risk-adjusted 12-month and 6-month price performance. The MSCI USA Custom Momentum Composite Index, customized by an affiliate of the fund, uses a custom rebalancing methodology that results in a more frequent rebalancing of index constituents.

The fund may not always hold all of the same securities as the MSCI USA Custom Momentum Composite Index. Geode may use statistical sampling techniques to attempt to replicate the returns of the MSCI USA Custom Momentum Composite Index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued may cause differences in performance.

The fund may lend securities to broker-dealers or other institutions to earn income.

In addition to the principal investment strategies discussed above, Geode may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If Geode's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty (e.g. broker-dealer or other borrower in a securities lending transaction), changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from its index, and changes in the shares outstanding of the component securities. In addition, the fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index.

Momentum Securities Risk. Stocks that previously exhibited high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole. The index provider may be unsuccessful in creating an index that emphasizes momentum securities. In addition there may be periods when the momentum style of investing is out of favor and the investment performance of the fund may suffer.

Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund’s index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® SAI U.S. Momentum Index Fund seeks to provide investment results that correspond to the total return of U.S. stocks with high price momentum.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® SAI U.S. Momentum Index Fund normally invests at least 80% of its assets in securities included in the MSCI USA Custom Momentum Composite Index.

Valuing Shares

The fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Shares are offered exclusively to certain clients of the Adviser and its affiliates. If you are not currently a client in a discretionary investment program offered by the Adviser and its affiliates please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m., Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the statement of additional information (SAI).

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund does not place a limit on purchases or sales of fund shares by the Adviser and its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

The fund has no exchange privilege with any other fund.

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Shares are generally available only to investors residing in the United States.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

When you terminate your relationship with the Adviser, or one of its affiliates, your shares may be sold at the NAV next calculated, in which case proceeds from such redemption would be sent to you.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Orders by funds of funds for which the Adviser or its affiliates serve as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in September and December.

Distribution Options

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2015, the Adviser had approximately $644.4 million in discretionary assets under management, and approximately $2.04 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser is responsible for handling the fund's business affairs.

Sub-Adviser(s)

Geode, at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, serves as a sub-adviser for the fund. Geode chooses the fund's investments and places orders to buy and sell the fund's investments.

As of December 31, 2015, Geode had approximately $205.5 billion in discretionary assets under management.

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for the fund. FMRC may provide investment advisory services for the fund.

FMRC is an affiliate of the Adviser. As of December 31, 2015, FMRC had approximately $1.1 trillion in discretionary assets under management.

Portfolio Manager(s)

Deane Gyllenhaal is senior portfolio manager of the fund, which he has managed since February 2017. He also manages other funds. Since joining Geode in 2014, Mr. Gyllenhaal has worked as a senior portfolio manager. Prior to joining Geode, Mr. Gyllenhaal was a senior portfolio manager at Hartford Investment Management from 2006 to 2014.

Patrick Waddell is a senior portfolio manager of the fund, which he has managed since February 2017. He also manages other funds. Since joining Geode in 2004, Mr. Waddell has worked as an assistant portfolio manager, portfolio manager, and senior portfolio manager.

Louis Bottari is portfolio manager of the fund, which he has managed since February 2017. He also manages other funds. Since joining Geode in 2008, Mr. Bottari has worked as an assistant portfolio manager and portfolio manager.

Peter Matthew is portfolio manager of the fund, which he has managed since February 2017. He also manages other funds. Since joining Geode in 2007, Mr. Matthew has worked as a senior operations associate, portfolio manager assistant, assistant portfolio manager, and portfolio manager.

Robert Regan is portfolio manager of the fund, which he has managed since February 2017. He also manages other funds. Since joining Geode in 2016, Mr. Regan has worked as a portfolio manager. Prior to joining Geode, Mr. Regan was senior implementation portfolio manager at State Street Global Advisors from 2008 to 2016.

Thomas Brussard, Jr. is assistant portfolio manager of the fund, which he has managed since February 2017. He also manages other funds. Since joining Geode in 2011, Mr. Brussard has worked as a senior operations associate, portfolio manager assistant, and assistant portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio managers.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month.

The fund's annual management fee rate is 0.10% of its average net assets.

The Adviser pays FMRC for providing sub-advisory services.

The Adviser pays Geode for providing investment management services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund will be included in the fund's annual report for the fiscal period ending July 31, 2017, when available.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork®.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Additional Index Information

The MSCI USA Custom Momentum Composite Index is a customized version of the MSCI USA Momentum Index, which is designed to reflect the performance of an equity momentum strategy by emphasizing stocks with relatively higher price momentum than stocks included in the MSCI USA Index, its parent index. The MSCI USA Momentum Index assigns a momentum score to securities included in the MSCI USA Index based on, among other proprietary factors, the stocks’ risk-adjusted 12-month and 6-month price performance. The MSCI USA Custom Momentum Composite Index, customized by an affiliate of the fund, uses a custom rebalancing methodology to sub-divide the index into six parts and then rebalances each portion semi-annually, on a rotating basis. The MSCI USA Momentum Index generally includes approximately 30% of the parent index market cap.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Inclusion of a stock in an index does not imply that it is a good investment.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). A financial report will be available once the fund has completed its first annual or semi-annual period. The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, and FundsNetwork are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9878812.100	SY1-PRO-0117

Fund	Ticker
Fidelity ® SAI U.S. Momentum Index Fund	FUMIX

Fund of Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

February 6, 2017

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

This statement of additional information (SAI) is not a prospectus. An annual report for the fund will be available once the fund has completed its first annual period.

To obtain a free additional copy of the prospectus or SAI, dated February 6, 2017, please call Fidelity at 1-800-544-3455 or visit Fidelity’s web site at www.fidelity.com.

SY1-PTB-0117
1.9878813.100

245 Summer Street, Boston, MA 02210

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

For the fund's policies and limitations on futures, options, and swap transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions.  A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing.  If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management.  A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds  are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion.  The trust, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock  represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Convertible Securities  are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities  are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exchange Traded Funds (ETFs)  are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks (typically, 50,000 shares) often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs)  are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets.  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions.  A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through payments in U.S. dollars rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Funds of Funds and Other Large Shareholders.  Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time or through use of a transition account.

Fund's Rights as an Investor.  Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The fund's proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps.  The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The policies and limitations regarding the fund's investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay a fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, or of a stock, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to hedge its exposure effectively, a fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.

Swap agreements allow a fund to acquire or reduce credit exposure to a particular issuer, asset, or basket of assets. The most significant factor in the performance of swap agreements is the change in value of the specific index, security or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund and impairing the fund's correlation with its applicable index. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another more creditworthy party.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities.  A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Securities  cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser determines the liquidity of the fund's investments and, through reports from the fund's adviser, the Board monitors investments in illiquid securities.

Various factors may be considered in determining the liquidity of a fund's investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Increasing Government Debt.  The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities  are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Insolvency of Issuers, Counterparties, and Intermediaries.  Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities.  Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Real Estate Investment Trusts.  Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Reforms and Government Intervention in the Financial Markets.  Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Repurchase Agreements  involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities  are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending.  A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate. Fidelity® funds for which Geode Capital Management, LLC (Geode) serves as sub-adviser will not lend securities to Geode or its affiliates. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,  including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.

Short Sales "Against the Box"  are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Structured Securities  (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Transfer Agent Bank Accounts.  Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants.  Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds  do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Geode pursuant to authority contained in the management contract and the sub-advisory agreement.

Geode may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of open-end investment companies (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review Geode's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

Geode.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute the fund's portfolio transactions, Geode considers factors deemed relevant in the context of a particular trade and in regard to Geode's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, Geode may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. Geode also may select a broker that charges more than the lowest commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Geode.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Geode may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement Geode's own research activities in providing investment advice to the fund.

Execution Services.  In addition, products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Geode may use commission dollars to obtain certain products or services that are not used exclusively in Geode's investment decision-making process (mixed-use products or services). In those circumstances, Geode will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to Geode.  Geode's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services Geode receives are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

Geode's Decision-Making Process.  Before causing the fund to pay a particular level of compensation, Geode will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to Geode, viewed in terms of the particular transaction for the fund or Geode's overall responsibilities to the fund or other investment companies and investment accounts. While Geode may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither Geode nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist Geode in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Geode.

Affiliated Transactions

Geode may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC (Luminex), with whom FMR is under common control, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Orders for funds and investment accounts are not typically combined or "blocked". However, Geode may, when feasible and when consistent with the fair and equitable treatment of all funds and investment accounts and best execution, block orders of various funds and investment accounts for order entry and execution.

Geode has established allocation policies for its various funds and investment accounts to ensure allocations are appropriate given its clients' differing investment objectives and other considerations. When the supply/demand is insufficient to satisfy all outstanding trade orders, generally the amount executed is distributed among participating funds and investment accounts based on account asset size (for purchases and short sales), and security position size (for sales and covers), or otherwise according to the allocation policies. These policies also apply to initial public and secondary offerings. Generally, allocations are determined by traders, independent of portfolio managers, in accordance with these policies. Allocations are determined and documented on trade date.

Geode's trade allocation policies identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, if a standard allocation would result in a fund or investment account receiving a very small allocation (e.g., because of its small asset size), the fund or investment account may receive an increased allocation to achieve a more meaningful allocation, or it may receive no allocation. Generally, any exceptions to Geode's policies (i.e., special allocations) must be approved by senior investment or trading personnel, reviewed by the compliance department, and documented.

FMR Co., Inc. (FMRC).

The Selection of Securities Brokers and Dealers

FMRC or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FMRC, to execute the fund's portfolio securities transactions, FMRC or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FMRC's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FMRC or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMRC or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which FMRC or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, FMRC or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. FMRC or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. FMRC or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FMRC or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. FMRC or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMRC) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMRC or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMRC or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FMRC's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services.  In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although FMRC or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FMRC's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMRC or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMRC.  FMRC's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FMRC or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that FMRC or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FMRC or its affiliates or have no explicit cost associated with them. In addition, FMRC or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

FMRC's Decision-Making Process.  In connection with the allocation of fund brokerage, FMRC or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FMRC or its affiliates, viewed in terms of the particular transaction for the fund or FMRC's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FMRC or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit the fund. While FMRC or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMRC, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FMRC or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which FMRC or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMRC or its affiliates.

Research Contracts.  FMRC or its affiliates have arrangements with certain third-party research providers and brokers through whom FMRC or its affiliates effect fund trades, whereby FMRC or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMRC or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMRC or its affiliates, or that may be available from another broker. FMRC or its affiliates view hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. FMRC's or its affiliates' determination to pay for research products and services separately is wholly voluntary on FMRC's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMRC or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of FMRC) who have entered into arrangements with FMRC or its affiliates under which the broker may rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

FMRC or its affiliates may place trades with certain brokers, including NFS and Luminex, with whom they are under common control or affiliated, provided FMRC or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, FMRC or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, FMRC or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than FMRC or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FMRC to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

VALUATION

NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. FMR engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

FMR reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by the Adviser or its affiliates from mutual funds for investment management or certain other services.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 244 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function.  Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present) and FMR Investment Management (UK) Limited (investment adviser firm, 2016-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Ms. Knowles currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended July 31, 2016, the committee held 12 meetings.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' Chief Compliance Officer (CCO). The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended July 31, 2016, the committee held eight meetings.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended July 31, 2016, the committee held five meetings.

The Governance and Nominating Committee is composed of Ms. Knowles (Chair) and Messrs. Johnson (Vice Chair) and Kenneally. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended July 31, 2016, the committee held eight meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2016.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity ® SAI U.S. Momentum Index Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	JohnEngler	Albert R.Gamper, Jr.	Robert F.Gartland
Fidelity ® SAI U.S. Momentum Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity ® SAI U.S. Momentum Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	$10,001 - $50,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ending July 31, 2017, or calendar year ended December 31, 2016, as applicable.

Compensation Table (1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	JohnEngler	Albert R.Gamper, Jr.	Robert F.Gartland
Fidelity ® SAI U.S. Momentum Index Fund (2)	$53	$51	$51	$51
TOTAL COMPENSATION FROM THE FUND COMPLEX (3)	$468,000	$443,000	$443,000	$443,000
AGGREGATE COMPENSATION FROM A FUND	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray (4)
Fidelity ® SAI U.S. Momentum Index Fund (2)	$56	$51	$66	$51
TOTAL COMPENSATION FROM THE FUND COMPLEX (3)	$490,500	$444,500	$577,500	$227,000

(1)  Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2)  Estimated for the fund's first full year.

(3)   Reflects compensation received for the calendar year ended December 31, 2016 for 244 funds of 32 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: John Engler, $223,365; Robert F. Gartland, $180,000; Michael E. Kenneally, $120,000; and Mark A. Murray, $91,830.

(4)  Mr. Murray serves as a Trustee of Fidelity Salem Street Trust effective July 1, 2016.

As of the public offering of shares of the fund, 100% of the fund's total outstanding shares was held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent. By virtue of her ownership interest in FMR LLC, as described in the "Control of Investment Advisers" section, Ms. Abigail P. Johnson may be deemed to be a beneficial owner of these shares.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR and FMRC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Geode, a registered investment adviser, is a subsidiary of Geode Capital Holdings, LLC. Geode was founded in January 2001 to develop and manage quantitative and investment strategies and to provide advisory and sub-advisory services.

FMR, FMRC, Geode, FDC, and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity and Geode investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management and Sub-Advisory Services. FMR provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Geode serves as sub-adviser of the fund. Under its management contract with the fund, FMR acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, Geode directs the investments of the fund in accordance with its investment objective, policies, and limitations.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee.

For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.10% of the fund's average net assets throughout the month.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

Sub-Adviser - FMRC. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC may provide investment advisory services for the fund. FMR, and not the fund, pays FMRC's fees.

Sub-Adviser - Geode. The fund and FMR have entered into a sub-advisory agreement with Geode. Pursuant to the sub-advisory agreement, FMR has granted Geode investment management authority as well as the authority to buy and sell securities.

Under the terms of the sub-advisory agreement, for providing investment management services to the fund, FMR, and not the fund, pays Geode fees at an annual rate of 0.03% of the average net assets of the fund.

Fidelity® SAI U.S. Momentum Index Fund is managed by Geode, a sub-adviser to the fund. Deane Gyllenhaal is senior portfolio manager of the fund and receives compensation for his services. Patrick Waddell is a senior portfolio manager of the fund and receives compensation for his services. Louis Bottari is a portfolio manager of the fund and receives compensation for his services. Peter Matthew is a portfolio manager of the fund and receives compensation for his services. Robert Regan is a portfolio manager of the fund and receives compensation for his services. Thomas Brussard, Jr. is an assistant portfolio manager of the fund and receives compensation for his services. As of December 31, 2016, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of each portfolio manager’s bonus is linked to Fidelity® SAI U.S. Momentum Index Fund’s relative pre-tax investment performance measured against the MSCI USA Momentum Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

A portfolio manager’s compensation plan can give rise to potential conflicts of interest. A manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the fund may outperform the securities selected for the fund.

In addition to managing the fund’s investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

The following table provides information relating to other accounts managed by Mr. Gyllenhaal as of November 30, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	17	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$218,316	$20,572	$1,022
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Does not include Fidelity® SAI U.S. Momentum Index Fund. This fund is expected to commence operations on February 9, 2017.

As of November 30, 2016, the dollar range of shares of Fidelity® SAI U.S. Momentum Index Fund beneficially owned by Mr. Gyllenhaal was none.

The following table provides information relating to other accounts managed by Mr. Waddell as of November 30, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	44	19	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$228,103	$21,842	$1,022
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Does not include Fidelity® SAI U.S. Momentum Index Fund. This fund is expected to commence operations on February 9, 2017.

As of November 30, 2016, the dollar range of shares of Fidelity® SAI U.S. Momentum Index Fund beneficially owned by Mr. Waddell was none.

The following table provides information relating to other accounts managed by Mr. Bottari as of November 30, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	44	19	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$228,103	$21,842	$1,022
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Does not include Fidelity® SAI U.S. Momentum Index Fund. This fund is expected to commence operations on February 9, 2017.

As of November 30, 2016, the dollar range of shares of Fidelity® SAI U.S. Momentum Index Fund beneficially owned by Mr. Bottari was none.

The following table provides information relating to other accounts managed by Mr. Matthew as of November 30, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	42	18	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$224,088	$21,540	$1,022
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Does not include Fidelity® SAI U.S. Momentum Index Fund. This fund is expected to commence operations on February 9, 2017.

As of November 30, 2016, the dollar range of shares of Fidelity® SAI U.S. Momentum Index Fund beneficially owned by Mr. Matthew was none.

The following table provides information relating to other accounts managed by Mr. Regan as of November 30, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	17	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$218,316	$20,572	$1,022
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Does not include Fidelity® SAI U.S. Momentum Index Fund. This fund is expected to commence operations on February 9, 2017.

As of November 30, 2016, the dollar range of shares of Fidelity® SAI U.S. Momentum Index Fund beneficially owned by Mr. Regan was none.

The following table provides information relating to other accounts managed by Mr. Brussard as of November 30, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	35	17	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$218,316	$20,572	$1,022
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Does not include Fidelity® SAI U.S. Momentum Index Fund. This fund is expected to commence operations on February 9, 2017.

As of November 30, 2016, the dollar range of shares of Fidelity® SAI U.S. Momentum Index Fund beneficially owned by Mr. Brussard was none.

PROXY VOTING GUIDELINES

Geode Proxy Voting Policies

As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages. Geode takes seriously its responsibility to monitor corporate events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (including shareholders of mutual funds for which it serves as advisor or sub-advisor). The purposes of these proxy voting policies are to (1) establish a framework for Geode’s analysis and decision-making with respect to proxy voting and to (2) set forth operational procedures for Geode’s exercise of proxy voting authority.

Overview

Geode applies the same voting decision for all accounts in which it exercises voting authority, and seeks in all cases to vote in a manner that Geode believes represents the best interests of its clients (including shareholders of mutual funds for which it serves as adviser or sub-adviser). Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing. Geode also manages private funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.

Members of the Operations Committee oversee the exercise of voting authority under these proxy voting policies, consulting with Geode’s legal counsel with respect to controversial matters and for interpretive and other guidance. Geode will engage an established commercial proxy advisory service (the “Agent”) for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial, present potential conflicts of interest or require additional analysis under these guidelines.

Geode may determine to accept or reject any recommendation based on the research and analysis provided by the Agent or on any independent research and analysis obtained or generated by Geode. However, because the recommended votes are determined solely based on the customized policies established by Geode, Geode expects that the recommendations will be followed in most cases. The Agent also acts as a proxy voting agent to effect the votes and maintain records of all of Geode’s proxy votes. In all cases, the ultimate voting decision and responsibility rests with the members of the Operations Committee, which are accountable to Geode’s clients (including shareholders of mutual funds for which it serves as adviser or subadviser).

Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (and any subsidiary of Geode) or their respective directors, officers, employees or agents, such person shall notify other members of the Operations Committee and may consult with outside counsel to Geode to analyze and address such potential conflict of interest. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) using such information as is available from the Agent, vote the applicable proxy, or (3) cause authority to be delegated to the Agent or a similar special fiduciary to vote the applicable proxy.

Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients’ accounts, which it believes will be furthered through (1) accountability of a company’s management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company’s business and operations. Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode’s best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode’s clients.

Policies

All proxy votes shall be considered and made in a manner consistent with the best interests of Geode’s clients (including shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies;(2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by the members of Geode’s Operations Committee based on fundamental analysis and/or research and recommendations provided by the Agent, and the members of the Operations Committee, shall make the voting decision.

When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration. Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).

Geode’s specific policies are as follows:

I. Election of Directors

Geode will generally vote FOR incumbent members of a board of directors except:

• Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.

• Independent Directors do not comprise a majority of the board or certain key committees (e.g., audit, compensation, and nominating).

• Director Responsiveness. The board failed to act on shareholder proposals that received approval by Geode and a majority of the shares outstanding the previous year or Geode and a majority of the votes cast in the last year and one of the two previous years. The board failed to act on takeover offers where Geode and a majority of shareholders tendered their shares. At the previous board election, directors opposed by Geode received more than 50 percent withhold/against votes of the shares cast, and the company failed to address the issue(s) that caused the high withhold/against vote.

• In Other Circumstances when a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.

II. Majority Election. Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.

III. Say on Pay (non-binding).

• General Advisory Vote. Geode will generally vote FOR the company's prior year's compensation for its executive officers named in the proxy statement, unless it believes the company has engaged in poor compensation practice, or provided poor compensation disclosure.

• Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.

• Golden Parachute. Geode will vote all separate non-binding votes on "golden parachute" severance agreements tied to shareholder votes on mergers, acquisitions, or the sale of substantially all of a company's assets as provided below in the section related to Anti-Takeover Proposals.

IV. Vote AGAINST Anti-Takeover Proposals, including:

• Addition of Special Interest Directors to the board.

• Authorization of "Blank Check" Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.

• Classification of Boards, except in certain instances where the company's charter or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors. Geode will vote FOR proposals to de-classify boards.

• Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

• Golden Parachutes including (1) any accelerated options and/or employment contracts that Geode deems to be excessive in the event of termination, (2) compensation contracts for outside directors, and (3) Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment. In addition, adoption of a Golden or Tin Parachute will result in Geode voting AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors.

• Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than three years; (d) the Pill includes a qualifying offer clause; and (e) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

• Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).

• Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.

• Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.

• Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated).

• Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements.

• Transfer of Authority from Shareholders to Directors.

V. Vote FOR proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

VI. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.

VII. Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except in certain instances where it is determined not to enhance shareholders' interests.

VIII. Vote FOR elimination of Preemptive Rights.

IX. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).

X. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors' Liability for Breaches of Care.

XI. Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Vote FOR Open-Market Stock Repurchase Programs, provided that the repurchase price to be paid would not exceed 105% of the market price as of the date of purchase.

XIII. Vote FOR management proposals to implement a Reverse Stock Split when the number of shares will be proportionately reduced to avoid de-listing.

XIV. Vote FOR management proposals to Reduce the Par Value of common stock.

XV. Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%.

XVI. Vote AGAINST Excessive Increases in Common Stock, Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company's shares outstanding and reserved for legitimate purposes. For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company's current shares outstanding. Special requests will be evaluated, taking company-specific circumstances into account.

XVII. Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:

• The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.

• The dilution effect of the shares authorized under the plan (including by virtue of any "evergreen" or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

• The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for a small capitalization company) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the "De Minimis Exception").

• The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.

• The plan's terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management's control) and is within the limits of the De Minimis Exception.

XVIII. Vote AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options.

XIX. Evaluate proposals to Reprice Outstanding Stock Options, taking into account such factors as: (1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company's relative performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

XX. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards ("RSA") if:

• The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, for small capitalization companies, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

XXI. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.

XXII. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

XXIII. Vote AGAINST Stock Awards (other than stock options and RSAs) unless it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

XXIV. Vote AGAINST equity vesting acceleration programs or amendments to authorize additional shares under such programs if the program provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

XXV. Vote FOR Employee Stock Ownership Plans ("ESOPs") of nonleveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Geode may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.

XXVI. Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders. In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.

XXVII. ABSTAIN with respect to shareholder proposals addressing Social/Political Responsibility Issues, which Geode believes generally address ordinary business matters that are primarily the responsibility of a company's management and board, except where a proposal has substantial economic implications for the company's securities held in client accounts.

XXVIII. ABSTAIN with respect to shareholder proposals addressing Political Contributions, which Geode believes generally address ordinary business matters that are primarily the responsibility of a company's management and board, except where a proposal has substantial economic implications for the company's securities held in client accounts.

XXIX. Vote AGAINST shareholder proposals seeking to establish proxy access. Geode will evaluate management proposals on proxy access.

XXX. Shares of Investment Companies

• For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

• For retail managed accounts, Geode will employ echo voting when voting shares. To avoid certain potential conflicts of interest, if an investment company has a shareholder meeting, Geode would vote their shares in the investment company in the same proportion as the votes of other shareholders of the investment company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of average daily net assets of shares of the fund, with respect to each position in the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, or a fund of funds' assets that is invested in the fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0389% of the first $500 million of average net assets, 0.0207% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity SAI U.S. Momentum Index Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. On October 14, 2011, Fidelity Salem Street Trust changed its name from Fidelity Fixed-Income Trust to Fidelity Salem Street Trust. As of the date of this SAI, there are 46 funds offered in the trust: Fidelity Advisor® Series Short-Term Credit Fund, Fidelity® Conservative Income Bond Fund, Fidelity® Corporate Bond Fund, Fidelity® Emerging Markets Index Fund, Fidelity® Global ex U.S. Index Fund, Fidelity® Global Strategies Fund, Fidelity® Inflation-Protected Bond Fund, Fidelity® Inflation-Protected Bond Index Fund, Fidelity® Intermediate Bond Fund, Fidelity® Intermediate Treasury Bond Index Fund, Fidelity® Investment Grade Bond Fund, Fidelity® Large Cap Growth Index Fund, Fidelity® Large Cap Value Index Fund, Fidelity® Long-Term Treasury Bond Index Fund, Fidelity® Mid Cap Index Fund, Fidelity® Municipal Income 2017 Fund, Fidelity® Municipal Income 2019 Fund, Fidelity® Municipal Income 2021 Fund, Fidelity® Municipal Income 2023 Fund, Fidelity® Real Estate Index Fund, Fidelity® SAI Emerging Markets Index Fund, Fidelity® SAI International Index Fund, Fidelity® SAI International Minimum Volatility Index Fund, Fidelity® SAI Long-Term Treasury Bond Index Fund, Fidelity® SAI Real Estate Index Fund, Fidelity® SAI Small-Mid Cap 500 Index Fund, Fidelity® SAI U.S. Large Cap Index Fund, Fidelity® SAI U.S. Minimum Volatility Index Fund, Fidelity® SAI U.S. Momentum Index Fund, Fidelity® SAI U.S. Quality Index Fund, Fidelity® SAI U.S. Treasury Bond Index Fund, Fidelity® Series 1000 Value Index Fund, Fidelity® Series Global ex U.S. Index Fund, Fidelity® Series Government Money Market Fund, Fidelity® Series Inflation-Protected Bond Index Fund, Fidelity® Series Investment Grade Bond Fund, Fidelity® Series Long-Term Treasury Bond Index Fund, Fidelity® Series Short-Term Credit Fund, Fidelity® Short-Term Bond Fund, Fidelity® Short-Term Treasury Bond Index Fund, Fidelity® Small Cap Index Fund, Fidelity® Strategic Dividend & Income Fund, Fidelity® Strategic Real Return Fund, Fidelity® Tax-Free Bond Fund, Fidelity® Total International Index Fund, and Fidelity® U.S. Bond Index Fund.. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Northern Trust Company, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, the fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR, or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings, including its top ten holdings, monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

The fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Barclays Capital Inc. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity, Fidelity Investments & Pyramid Design, Fidelity Advisor, and Strategic Dividend & Income are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fidelity Salem Street Trust
Post-Effective Amendment No. 353

PART C.  OTHER INFORMATION

Item 28.

Exhibits

(a)

(1)

Amended and Restated Declaration of Trust, dated May 16, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 85.

(2)

Certificate of Amendment of the Declaration of Trust, dated March 24, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 94.

(3)

Certificate of Amendment of the Declaration of Trust, dated July 15, 2009, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 126.

(4)

Certificate of Amendment of the Declaration of Trust, dated October 14, 2011, is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 179.

(b)

Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 63.

(c)

Not applicable.

(d)

(1)

Management Contract, dated November 20, 2014, between Fidelity Advisor Series Short-Term Credit Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 270.

(2)

Management Contract, dated January 20, 2011, between Fidelity Conservative Income Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 153.

(3)

Management Contract, dated March 18, 2010, between Fidelity Corporate Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 142.

(4)

Management Contract, dated October 18, 2007, between Fidelity Dynamic Strategies Fund (currently known as Fidelity Global Strategies Fund) and FMR Co., Inc., is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 108.

(5)

Management Contract, between Fidelity Flex Inflation-Protected Bond Index Fund and Fidelity Management & Research Company, to be filed by subsequent amendment.

(6)

Management Contract, between Fidelity Flex International Index Fund and Fidelity Management & Research Company, to be filed by subsequent amendment.

(7)

Management Contract, between Fidelity Flex Large Cap Growth Index Fund and Fidelity Management & Research Company, to be filed by subsequent amendment..

(8)

Management Contract, between Fidelity Flex Large Cap Value Index Fund and Fidelity Management & Research Company, to be filed by subsequent amendment.

(9)

Management Contract, between Fidelity Flex Mid Cap Value Index Fund and Fidelity Management & Research Company, to be filed by subsequent amendment.

(10)

Management Contract, between Fidelity Flex Real Estate Index Fund and Fidelity Management & Research Company, to be filed by subsequent amendment.

(11)

Management Contract, between Fidelity Flex Short-Term Bond Fund and Fidelity Management & Research Company, to be filed by subsequent amendment.

(12)

Management Contract, between Fidelity Flex Short-Term Treasury Bond Index Fund and Fidelity Management & Research Company, to be filed by subsequent amendment.

(13)

Management Contract, between Fidelity Flex Small Cap Index Fund and Fidelity Management & Research Company, to be filed by subsequent amendment.

(14)

Management Contract, between Fidelity Flex U.S. Bond Index Fund and Fidelity Management & Research Company, to be filed by subsequent amendment.

(15)

Amended and Restated Management Contract, dated October 1, 2013, between Fidelity Inflation-Protected Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 235.

(16)

Amended and Restated Management Contract, dated October 1, 2013, between Fidelity Intermediate Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 235.

(17)

Amended and Restated Management Contract, dated October 1, 2013, between Fidelity Investment Grade Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 235.

(18)

Management Contract, dated March 10, 2016, between Fidelity Large Cap Growth Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 324.

(19)

Management Contract, dated March 10, 2016, between Fidelity Large Cap Value Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 324.

(20)

Management Contract, dated March 17, 2011, between Fidelity Municipal Income 2017 Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 160.

(21)

Management Contract, dated March 17, 2011, between Fidelity Municipal Income 2019 Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 160.

(22)

Management Contract, dated March 17, 2011, between Fidelity Municipal Income 2021 Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 160.

(23)

Management Contract, dated January 17, 2013, between Fidelity Municipal Income 2023 Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 218.

(24)

Amended and Restated Management Contract, dated July 1, 2016, between Fidelity SAI Emerging Markets Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 339.

(25)

Amended and Restated Management Contract, dated July 1, 2016, between Fidelity SAI International Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 339.

(26)

Management Contract, dated April 16, 2015, between Fidelity SAI International Minimum Volatility Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 285.

(27)

Management Contract, dated July 16, 2015, between Fidelity SAI Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 296.

(28)

Amended and Restated Management Contract, dated July 1, 2016, between Fidelity SAI Real Estate Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 339.

(29)

Management Contract, dated May 14, 2015, between Fidelity SAI Small-Mid Cap 500 Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 287.

(30)

Amended and Restated Management Contract, dated July 1, 2016, between Fidelity SAI U.S. Large Cap Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 339.

(31)

Management Contract, dated April 16, 2015, between Fidelity SAI U.S. Minimum Volatility Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 285.

(32)

Form of Management Contract between Fidelity SAI U.S. Momentum Index Fund and Fidelity Management & Research Company, is filed herein as Exhibit (d)(32).

(33)

Management Contract, dated July 16, 2015, between Fidelity SAI U.S. Quality Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 296.

(34)

Management Contract, dated November 19, 2015, between Fidelity SAI U.S. Treasury Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 311.

(35)

Management Contract, dated July 18, 2013, between Fidelity Series 1000 Value Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 235.

(36)

Amended and Restated Management Contract, dated August 1, 2016, between Fidelity Series Global ex U.S. Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 349.

(37)

Management Contract, dated January 14, 2016, between Fidelity Series Government Money Market Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 318.

(38)

Amended and Restated Management Contract, dated February 1, 2012, between Fidelity Series Inflation-Protected Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 188.

(39)

Management Contract, dated September 18, 2008, between Fidelity Series Investment Grade Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 116.

(40)

Management Contract, dated April 14, 2016, between Fidelity Series Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 330.

(41)

Management Contract, dated November 20, 2014, between Fidelity Series Short-Term Credit Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 270.

(42)

Amended and Restated Management Contract, dated October 1, 2013, between Fidelity Short-Term Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 235.

(43)

Amended and Restated Management Contract, dated October 1, 2013, between Fidelity Strategic Dividend & Income Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 235.

(44)

Amended and Restated Management Contract, dated October 1, 2013, between Fidelity Strategic Real Return Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 235.

(45)

Amended and Restated Management Contract, dated October 1, 2013, between Fidelity Tax-Free Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 235.

(46)

Amended and Restated Management Contract, dated July 1, 2016, between Fidelity Total International Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 336.

(47)

Amended and Restated Management Contract, dated July 1, 2016, between Fidelity Emerging Markets Index Fund (formerly Spartan Emerging Markets Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 336.

(48)

Amended and Restated Management Contract, dated July 1, 2016, between Fidelity Global ex U.S. Index Fund (formerly Spartan Global ex U.S. Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 336.

(49)

Management Contract, dated April 19, 2012, between Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 201.

(50)

Amended and Restated Management Contract, dated February 1, 2012, between Spartan Intermediate Treasury Bond Index Fund (currently known as Fidelity Intermediate Treasury Bond Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 188.

(51)

Amended and Restated Management Contract, dated February 1, 2012, between Spartan Long-Term Treasury Bond Index Fund (currently known as Fidelity Long-Term Treasury Bond Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 188.

(52)

Amended and Restated Management Contract, dated July 1, 2016, between Fidelity Mid Cap Index Fund (formerly Spartan Mid Cap Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment No. 336.

(53)

Amended and Restated Management Contract, dated July 1, 2016, between Fidelity Real Estate Index Fund (formerly Spartan Real Estate Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to by reference to Exhibit (d)(42) of Post-Effective Amendment No. 336.

(54)

Amended and Restated Management Contract, dated February 1, 2012, between Spartan Short-Term Treasury Bond Index Fund (currently known as Fidelity Short-Term Treasury Bond Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 188.

(55)

Amended and Restated Management Contract, dated July 1, 2016, between Fidelity Small Cap Index Fund (formerly Spartan Small Cap Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment No. 336.

(56)

Amended and Restated Management Contract, dated July 1, 2016, between Fidelity U.S. Bond Index Fund (formerly Spartan U.S. Bond Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 336.

(57)

Sub-Advisory Agreement, dated November 20, 2014, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Advisor Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 270.

(58)

Sub-Advisory Agreement, dated January 20, 2011, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 156.

(59)

Sub-Advisory Agreement, dated March 18, 2010, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Corporate Bond Fund, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment No. 142.

(60)

Sub-Advisory Agreement, dated June 20, 2002, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Inflation-Protected Bond Fund, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 89.

(61)

Sub-Advisory Agreement, dated June 29, 2007, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Intermediate Bond Fund, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 106.

(62)

Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 82.

(63)

Sub-Advisory Agreement, dated March 10, 2016, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment No. 324.

(64)

Sub-Advisory Agreement, dated March 10, 2016, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 329.

(65)

Sub-Advisory Agreement, dated March 10, 2016, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(54)  of Post-Effective Amendment No. 324.

(66)

Sub-Advisory Agreement, dated March 10, 2016, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(55) of Post-Effective Amendment No. 329.

(67)

Sub-Advisory Agreement, dated March 17, 2011, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Municipal Income 2017 Fund, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 160.

(68)

Sub-Advisory Agreement, dated March 17, 2011, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Municipal Income 2019 Fund, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment No. 160.

(69)

Sub-Advisory Agreement, dated March 17, 2011, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Municipal Income 2021 Fund, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 160.

(70)

Sub-Advisory Agreement, dated January 17, 2013, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Municipal Income 2023 Fund, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment No. 218.

(71)

Sub-Advisory Agreement, dated September 30, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 302.

(72)

Amended and Restated Sub-Advisory Agreement, dated February 1, 2016, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment No. 318.

(73)

Sub-Advisory Agreement, dated September 30, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 302.

(74)

Amended and Restated Sub-Advisory Agreement, dated July 1, 2016, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (d)(74) of Post-Effective Amendment No. 349.

(75)

Sub-Advisory Agreement, dated April 16, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI International Minimum Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 285.

(76)

Sub-Advisory Agreement, dated April 16, 2015, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI International Minimum Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(48) of Post-Effective Amendment No. 285.

(77)

Sub-Advisory Agreement, dated July 16, 2015, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment No. 296.

(78)

Sub-Advisory Agreement, dated September 30, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment No. 302.

(79)

Sub-Advisory Agreement, dated September 30, 2015, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment No. 302.

(80)

Sub-Advisory Agreement, dated May 14, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 287.

(81)

Sub-Advisory Agreement, dated May 14, 2015, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 287.

(82)

Sub-Advisory Agreement, dated September 30, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment No. 302.

(83)

Sub-Advisory Agreement, dated September 30, 2015, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (d)(63) of Post-Effective Amendment No. 302.

(84)

Sub-Advisory Agreement, dated April 16, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Minimum Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 285.

(85)

Sub-Advisory Agreement, dated April 16, 2015, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Minimum Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment No. 285.

(86)

Form of Sub-Advisory Agreement between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Momentum Index Fund, is filed herein as Exhibit (d)(86).

(87)

Form of Sub-Advisory Agreement between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Momentum Index Fund, is filed herein as Exhibit (d)(87).

(88)

Sub-Advisory Agreement, dated July 16, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (d)(66) of Post-Effective Amendment No. 296.

(89)

Sub-Advisory Agreement, dated July 16, 2015, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment No. 296.

(90)

Sub-Advisory Agreement, dated November 19, 2015, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment No. 311.

(91)

Sub-Advisory Agreement, dated July 18, 2013, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series 1000 Value Index Fund, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment No. 235.

(92)

Sub-Advisory Agreement, dated November 6, 2013, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Series 1000 Value Index Fund, is incorporated herein by reference to Exhibit (d)(61) of Post-Effective Amendment No. 239.

(93)

Sub-Advisory Agreement, dated July 16, 2009, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 126.

(94)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2016, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment No. 336.

(95)

Sub-Advisory Agreement, dated January 14, 2016, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Government Money Market Fund, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment No. 318.

(96)

Sub-Advisory Agreement, dated July 16, 2009, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 126.

(97)

Sub-Advisory Agreement, dated September 18, 2008, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 116.

(98)

Sub-Advisory Agreement, dated April 14, 2016, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment No. 330.

(99)

Sub-Advisory Agreement, dated November 20, 2014, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 270.

(100)

Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 82.

(101)

Sub-Advisory Agreement, dated June 29, 2007, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 106.

(102)

Sub-Advisory Agreement, dated September 24, 2010, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 144.

(103)

Sub-Advisory Agreement, dated June 29, 2007, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 106.

(104)

Sub-Advisory Agreement, dated June 29, 2007, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 126.

(105)

Sub-Advisory Agreement, dated June 29, 2007, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 106.

(106)

Sub-Advisory Agreement, dated March 10, 2016, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (d)(93) of Post-Effective Amendment No. 324.

(107)

Amended and Restated Sub-Advisory Agreement, dated July 1, 2016, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (d)(94) of Post-Effective Amendment No. 336.

(108)

Sub-Advisory Agreement, dated July 14, 2011, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan Emerging Markets Index Fund (currently known as Fidelity Emerging Markets Index Fund), is incorporated herein by reference to Exhibit (d)(54) of Post-Effective Amendment No. 175.

(109)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2016, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Spartan Emerging Markets Index Fund (currently known as Fidelity Emerging Markets Index Fund), is incorporated herein by reference to Exhibit (d)(96) of Post-Effective Amendment No. 336.

(110)

Sub-Advisory Agreement, dated July 14, 2011, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan Global ex U.S. Index Fund (currently known as Fidelity Global ex U.S. Index Fund), is incorporated herein by reference to Exhibit (d)(55) of Post-Effective Amendment No. 175.

(111)

Amended and Restated Sub-Advisory Agreement, dated July 1, 2016, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(98) of Post-Effective Amendment No. 336.

(112)

Sub-Advisory Agreement, dated April 19, 2012, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund), is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 201.

(113)

Sub-Advisory Agreement, dated June 29, 2007, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Spartan Intermediate Treasury Bond Index Fund (currently known as Fidelity Intermediate Treasury Bond Index Fund), is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No. 106.

(114)

Sub-Advisory Agreement, dated June 29, 2007, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Spartan Long-Term Treasury Bond Index Fund (currently known as Fidelity Long-Term Treasury Bond Index Fund), is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 106.

(115)

Sub-Advisory Agreement, dated July 14, 2011, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan Mid Cap Index Fund (currently known as Fidelity Mid Cap Index Fund), is incorporated herein by reference to Exhibit (d)(56) of Post-Effective Amendment No. 175.

(116)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2015, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Spartan Mid Cap Index Fund (currently known as Fidelity Mid Cap Index Fund), is incorporated herein by reference to Exhibit (d)(103) of Post-Effective Amendment No. 329.

(117)

Sub-Advisory Agreement, dated July 14, 2011, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan Real Estate Index Fund (currently known as Fidelity Real Estate Index Fund), is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment No. 175.

(118)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2015, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Spartan Real Estate Index Fund (currently known as Fidelity Real Estate Index Fund), is incorporated herein by reference to Exhibit (d)(105) of Post-Effective Amendment No. 329 .

(119)

Sub-Advisory Agreement, dated June 29, 2007, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Spartan Short-Term Treasury Bond Index Fund (currently known as Fidelity Short-Term Treasury Bond Index Fund), is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 106.

(120)

Sub-Advisory Agreement, dated July 14, 2011, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan Small Cap Index Fund (currently known as Fidelity Small Cap Index Fund), is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment No. 175.

(121)

Amended and Restated Sub-Advisory Agreement, dated July 1, 2016, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment No. 336.

(122)

Sub-Advisory Agreement, dated June 29, 2007, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund), is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 106.

(123)

Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Advisor Series Short-Term Credit Fund, Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2017 Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund), Spartan Intermediate Treasury Bond Index Fund (currently known as Fidelity Intermediate Treasury Bond Index Fund), Spartan Long-Term Treasury Bond Index Fund (currently known as Fidelity Long-Term Treasury Bond Index Fund), Spartan Short-Term Treasury Bond Index Fund (currently known as Fidelity Short-Term Treasury Bond Index Fund), and Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund) is incorporated herein by reference to Exhibit (d)(34) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 75.

(124)

Schedule A, dated October 1, 2016, to the Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Advisor Series Short-Term Credit Fund, Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2017 Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund), Spartan Intermediate Treasury Bond Index Fund (currently known as Fidelity Intermediate Treasury Bond Index Fund), Spartan Long-Term Treasury Bond Index Fund (currently known as Fidelity Long-Term Treasury Bond Index Fund), Spartan Short-Term Treasury Bond Index Fund (currently known as Fidelity Short-Term Treasury Bond Index Fund), and Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund) is incorporated herein by reference to Exhibit (d)(111) of Post-Effective Amendment No. 346.

(125)

Sub-Advisory Agreement, dated September 9, 2008, between FMR Co., Inc. and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Fixed-Income Trust (currently known as Fidelity Salem Street Trust) on behalf of Fidelity Dynamic Strategies Fund (currently known as Fidelity Global Strategies Fund) is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 116.

(126)

Schedule A, dated September 9, 2008, to the Sub-Advisory Agreement, dated September 9, 2008, between FMR Co., Inc. and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Fixed-Income Trust (currently known as Fidelity Salem Street Trust) on behalf of Fidelity Dynamic Strategies Fund (currently known as Fidelity Global Strategies Fund) is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 116.

(127)

Amended and Restated Sub-Advisory Agreement, dated December 1, 2014, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Advisor Series Short-Term Credit Fund, Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2017 Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund), Spartan Intermediate Treasury Bond Index Fund (currently known as Fidelity Intermediate Treasury Bond Index Fund), Spartan Long-Term Treasury Bond Index Fund (currently known as Fidelity Long-Term Treasury Bond Index Fund), Spartan Short-Term Treasury Bond Index Fund (currently known as Fidelity Short-Term Treasury Bond Index Fund), and Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund) is incorporated herein by reference to Exhibit (d)(20) of Fidelity Advisor Series II’s (File No. 033-06516) Post-Effective Amendment No. 118.

(128)

Schedule A, dated October 1, 2016, to the Amended and Restated Sub-Advisory Agreement, dated December 1, 2014, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Advisor Series Short-Term Credit Fund, Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2017 Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund), Spartan Intermediate Treasury Bond Index Fund (currently known as Fidelity Intermediate Treasury Bond Index Fund), Spartan Long-Term Treasury Bond Index Fund (currently known as Fidelity Long-Term Treasury Bond Index Fund), Spartan Short-Term Treasury Bond Index Fund (currently known as Fidelity Short-Term Treasury Bond Index Fund), and Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund) is incorporated herein by reference to Exhibit (d)(116) of Post-Effective Amendment No. 346.

(129)

Amended and Restated Sub-Advisory Agreement, dated December 1, 2014, between FMR Co., Inc. and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Global Strategies Fund is incorporated herein by reference to Exhibit (d)(75) of Post-Effective Amendment No. 265.

(130)

Schedule A, dated December 1, 2014, to the Amended and Restated Sub-Advisory Agreement, dated December 1, 2014, between FMR Co., Inc. and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Global Strategies Fund is incorporated herein by reference to Exhibit (d)(76) of Post-Effective Amendment No. 265.

(131)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between Fidelity Management & Research Company and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Advisor Series Short-Term Credit Fund, Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2017 Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund), Spartan Intermediate Treasury Bond Index Fund (currently known as Fidelity Intermediate Treasury Bond Index Fund), Spartan Long-Term Treasury Bond Index Fund (currently known as Fidelity Long-Term Treasury Bond Index Fund), Spartan Short-Term Treasury Bond Index Fund (currently known as Fidelity Short-Term Treasury Bond Index Fund), and Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund) is incorporated herein by reference to Exhibit (d)(17) of Fidelity Colchester Street Trust’s (File No. 002-74808) Post-Effective Amendment No. 74.

(132)

Schedule A, dated October 1, 2016, to the Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between Fidelity Management & Research Company and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Advisor Series Short-Term Credit Fund, Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2017 Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund), Spartan Intermediate Treasury Bond Index Fund (currently known as Fidelity Intermediate Treasury Bond Index Fund), Spartan Long-Term Treasury Bond Index Fund (currently known as Fidelity Long-Term Treasury Bond Index Fund), Spartan Short-Term Treasury Bond Index Fund (currently known as Fidelity Short-Term Treasury Bond Index Fund), and Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund) is incorporated herein by reference to Exhibit (d)(121) of Post-Effective Amendment No. 346.

(133)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between Fidelity Management & Research Company and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Strategic Dividend & Income Fund is incorporated herein by reference to Exhibit (d)(92) of Post-Effective Amendment No. 282.

(134)

Schedule A, dated April 1, 2015, to the Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between Fidelity Management & Research Company and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Strategic Dividend & Income Fund is incorporated herein by reference to Exhibit (d)(93) of Post-Effective Amendment No. 282.

(135)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between FMR Co., Inc. and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Global Strategies Fund is incorporated herein by reference to Exhibit (d)(94) of Post-Effective Amendment No. 282.

(136)

Schedule A, dated April 1, 2015, to the Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between FMR Co., Inc. and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Global Strategies Fund is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment No. 282.

(e)

(1)

General Distribution Agreement, dated November 20, 2014, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Advisor Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 270.

(2)

General Distribution Agreement, dated February 1, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 156.

(3)

General Distribution Agreement, dated March 18, 2010, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Corporate Bond Fund, is incorporated herein by reference to Exhibit (e)(19) of Post-Effective Amendment No. 142.

(4)

General Distribution Agreement, dated October 18, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Dynamic Strategies Fund (currently known as Fidelity Global Strategies Fund), is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment No. 108.

(5)

General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Inflation-Protected Bond Index Fund, is to be filed by subsequent amendment.

(6)

General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex International Index Fund, is to be filed by subsequent amendment.

(7)

General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Large Cap Growth Index Fund, is to be filed by subsequent amendment.

(8)

General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Large Cap Value Index Fund, is to be filed by subsequent amendment.

(9)

General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Mid Cap Index Fund, is to be filed by subsequent amendment.

(10)

General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Real Estate Index Fund, is to be filed by subsequent amendment.

(11)

General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Short-Term Bond Fund, is to be filed by subsequent amendment.

(12)

General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Short-Term Treasury Bond Index Fund, is to be filed by subsequent amendment.

(13)

General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Small Cap Index Fund, is to be filed by subsequent amendment.

(14)

General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex U.S. Bond Index Fund, is to be filed by subsequent amendment.

(15)

Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Inflation-Protected Bond Fund, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 102.

(16)

General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Intermediate Bond Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 107.

(17)

Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 102.

(18)

General Distribution Agreement, dated March 10, 2016, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 324.

(19)

General Distribution Agreement, dated March 10, 2016, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 324.

(20)

General Distribution Agreement, dated March 17, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Municipal Income 2017 Fund, is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 160.

(21)

General Distribution Agreement, dated March 17, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Municipal Income 2019 Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 160.

(22)

General Distribution Agreement, dated March 17, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Municipal Income 2021 Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 160.

(23)

General Distribution Agreement, dated January 17, 2013, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Municipal Income 2023 Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 216.

(24)

General Distribution Agreement, dated September 30, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 302.

(25)

General Distribution Agreement, dated September 30, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment No. 302.

(26)

General Distribution Agreement, dated April 16, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI International Minimum Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment No. 285.

(27)

General Distribution Agreement, dated July 16, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(15) of Post-Effective Amendment No. 296.

(28)

General Distribution Agreement, dated September 30, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (e)(16) of Post-Effective Amendment No. 302.

(29)

General Distribution Agreement, dated May 14, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 287.

(30)

General Distribution Agreement, dated September 30, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No. 302.

(31)

General Distribution Agreement, dated April 16, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI U.S. Minimum Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(15) of Post-Effective Amendment No. 285.

(32)

Form of General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI U.S. Momentum Index Fund, is filed herein as Exhibit (e)(32).

(33)

General Distribution Agreement, dated July 16, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (e)(20) of Post-Effective Amendment No. 296.

(34)

General Distribution Agreement, dated November 19, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI U.S. Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(21) of Post-Effective Amendment No. 311.

(35)

General Distribution Agreement, dated July 18, 2013, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series 1000 Value Index Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 235.

(36)

General Distribution Agreement, dated July 16, 2009, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No. 126.

(37)

General Distribution Agreement, dated January 14, 2016, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Government Money Market Fund, is incorporated herein by reference to Exhibit (e)(26) of Post-Effective Amendment No. 318.

(38)

General Distribution Agreement, dated July 16, 2009, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No. 126.

(39)

General Distribution Agreement, dated September 18, 2008, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 116.

(40)

General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(29) of Post-Effective Amendment No. 330.

(41)

General Distribution Agreement, dated November 20, 2014, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No. 270.

(42)

Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Short-Term Bond Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 102.

(43)

General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 107.

(44)

General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 107.

(45)

General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 107.

(46)

General Distribution Agreement, dated March 10, 2016, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (e)(35) of Post-Effective Amendment No. 324.

(47)

General Distribution Agreement, dated July 31, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Emerging Markets Index Fund (currently known as Fidelity Emerging Markets Index Fund), is incorporated herein by reference to Exhibit (e)(22) of Post-Effective Amendment No. 177.

(48)

General Distribution Agreement, dated July 31, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Global ex U.S. Index Fund (currently known as Fidelity Global ex U.S. Index Fund), is incorporated herein by reference to Exhibit (e)(23) of Post-Effective Amendment No. 177.

(49)

General Distribution Agreement, dated April 19, 2012, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund), is incorporated herein by reference to Exhibit (e)(24) of Post-Effective Amendment No. 201.

(50)

General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Intermediate Treasury Bond Index Fund (currently known as Fidelity Intermediate Treasury Bond Index Fund), is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 107.

(51)

General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Long-Term Treasury Bond Index Fund (currently known as Fidelity Long-Term Treasury Bond Index Fund), is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 107.

(52)

General Distribution Agreement, dated July 31, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Mid Cap Index Fund (currently known as Fidelity Mid Cap Index Fund), is incorporated herein by reference to Exhibit (e)(26) of Post-Effective Amendment No. 177.

(53)

General Distribution Agreement, dated July 31, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Real Estate Index Fund (currently known as Fidelity Real Estate Index Fund), is incorporated herein by reference to Exhibit (e)(27) of Post-Effective Amendment No. 177.

(54)

General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Short-Term Treasury Bond Index Fund (currently known as Fidelity Short-Term Treasury Bond Index Fund), is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 107.

(55)

General Distribution Agreement, dated July 31, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Small Cap Index Fund (currently known as Fidelity Small Cap Index Fund), is incorporated herein by reference to Exhibit (e)(29) of Post-Effective Amendment No. 177.

(56)

General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund), is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 107.

(57)

Form of Selling Dealer Agreement (most recently revised September 2010), is incorporated herein by reference to Exhibit (e)(5) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(58)

Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised April 2006), is incorporated herein by reference to Exhibit (e)(6) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(59)

Form of Bank Agency Agreement (most recently revised November 2014), is incorporated herein by reference to Exhibit (e)(7) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(f)

Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Fixed Income and Asset Allocation Funds, effective as of September 15, 1995, as amended and restated through March 10, 2016, is incorporated herein by reference to Exhibit (f) of Post-Effective Amendment No. 334.

(g)

(1)

Custodian Agreement, dated January 1, 2007, between The Bank of New York (currently known as The Bank of New York Mellon) and Fidelity Salem Street Trust on behalf of Fidelity Advisor Series Short-Term Credit Fund, Fidelity Global Strategies Fund, Fidelity Intermediate Bond Fund, Fidelity SAI International Index Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI U.S. Minimum Volatility Index Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Real Return Fund, Spartan Intermediate Treasury Bond Index Fund (currently known as Fidelity Intermediate Treasury Bond Index Fund), Spartan Long-Term Treasury Bond Index Fund (currently known as Fidelity Long-Term Treasury Bond Index Fund), Spartan Short-Term Treasury Bond Index Fund (currently known as Fidelity Short-Term Treasury Bond Index Fund), and Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund) is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 88.

(2)

Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Salem Street Trust on behalf of Fidelity Inflation-Protected Bond Fund, Fidelity SAI Emerging Markets Index, Fidelity SAI International Minimum Volatility Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Spartan Emerging Markets Index Fund (currently known as Fidelity Emerging Markets Index Fund), Spartan Global ex U.S. Index Fund (currently known as Fidelity Global ex U.S. Index Fund), Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund), and Fidelity Total International Index Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(3)

Custodian Agreement, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Salem Street Trust on behalf of Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2017 Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity Strategic Dividend & Income Fund, and Fidelity Tax-Free Bond Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(4)

Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Salem Street Trust on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Series 1000 Value Index Fund, Spartan Mid Cap Index Fund (currently known as Fidelity Mid Cap Index Fund), Spartan Real Estate Index Fund (currently known as Fidelity Real Estate Index Fund), and Spartan Small Cap Index Fund (currently known as Fidelity Small Cap Index Fund) is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(5)

Custodian Agreement, dated January 1, 2007, between The Northern Trust Company and Fidelity Salem Street Trust on behalf of Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity SAI U.S. Momentum Index Fund, Fidelity SAI U.S. Quality Index Fund, and Fidelity Series Global ex U.S. Index Fund is incorporated herein by reference to Exhibit (g)(9) of Fidelity Financial Trust’s (File No. 002-79910) Post-Effective Amendment No. 45.

(h)

(1)

20 Basis Point Expense Contract, dated February 1, 2012, between Fidelity Management & Research Company and Fidelity Series Inflation-Protected Bond Index Fund: Retail Class, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 218.

(2)

19 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Series Long-Term Treasury Bond Index Fund: Retail Class, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 338.

(3)

19 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Short-Term Treasury Bond Index Fund: Investor Class, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 339.

(4)

9 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Short-Term Treasury Bond Index Fund: Premium Class, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 339.

(5)

19 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Intermediate Treasury Bond Index Fund: Investor Class, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 339.

(6)

9 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Intermediate Treasury Bond Index Fund: Premium Class, is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 339.

(7)

19 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Long-Term Treasury Bond Index Fund: Investor Class, is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 339.

(8)

9 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Long-Term Treasury Bond Index Fund: Premium Class, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 339.

(9)

10 Basis Point Expense Contract, dated July 18, 2013, between Fidelity Management & Research Company and Fidelity Series 1000 Value Index Fund: Retail Class is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 235.

(10)

45 Basis Point Expense Contract, dated July 31, 2006, between Fidelity Management & Research Company and Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 103.

(11)

3 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity U.S. Bond Index Fund: Class F, is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 339.

(12)

15 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity U.S. Bond Index Fund: Investor Class, is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 339.

(13)

5 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity U.S. Bond Index Fund: Premium Class is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment No. 339.

(14)

4 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity U.S. Bond Index Fund: Institutional Class is incorporated herein by reference to Exhibit (h)(14) of Post-Effective Amendment No. 339.

(15)

3 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity U.S. Bond Index Fund: Institutional Premium Class is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment No. 339.

(16)

30 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Emerging Markets Index Fund: Investor Class is incorporated herein by reference to Exhibit (h)(16) of Post-Effective Amendment No. 339.

(17)

14 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Emerging Markets Index Fund: Premium Class is incorporated herein by reference to Exhibit (h)(17) of Post-Effective Amendment No. 339.

(18)

11 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Emerging Markets Index Fund: Institutional Class is incorporated herein by reference to Exhibit (h)(18) of Post-Effective Amendment No. 339.

(19)

9 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Emerging Markets Index Fund: Institutional Premium Class is incorporated herein by reference to Exhibit (h)(19) of Post-Effective Amendment No. 339.

(20)

18 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Global ex U.S. Index Fund: Investor Class is incorporated herein by reference to Exhibit (h)(20) of Post-Effective Amendment No. 339.

(21)

11 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Global ex U.S. Index Fund: Premium Class is incorporated herein by reference to Exhibit (h)(21) of Post-Effective Amendment No. 339.

(22)

9 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Global ex U.S. Index Fund: Institutional Class is incorporated herein by reference to Exhibit (h)(22) of Post-Effective Amendment No. 339.

(23)

6 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Global ex U.S. Index Fund: Institutional Premium Class is incorporated herein by reference to Exhibit (h)(23) of Post-Effective Amendment No. 339.

(24)

19 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Inflation-Protected Bond Index Fund: Investor Class is incorporated herein by reference to Exhibit (h)(24) of Post-Effective Amendment No. 339.

(25)

9 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Inflation-Protected Bond Index Fund: Premium Class is incorporated herein by reference to Exhibit (h)(25) of Post-Effective Amendment No. 339.

(26)

6 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Inflation-Protected Bond Index Fund: Institutional Class is incorporated herein by reference to Exhibit (h)(26) of Post-Effective Amendment No. 339.

(27)

5 Basis Point Expense Contract, dated April 19, 2012, between Fidelity Management & Research Company and Spartan Inflation-Protected Bond Index Fund: Fidelity Advantage Institutional Class (currently known as Fidelity Inflation-Protected Bond Index Fund: Institutional Premium Class) is incorporated herein by reference to Exhibit (h)(23) of Post-Effective Amendment No. 201.

(28)

19 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Mid Cap Index Fund: Investor Class is incorporated herein by reference to Exhibit (h)(28) of Post-Effective Amendment No. 339.

(29)

7 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Mid Cap Index Fund: Premium Class is incorporated herein by reference to Exhibit (h)(29) of Post-Effective Amendment No. 339.

(30)

6 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Mid Cap Index Fund: Institutional Class is incorporated herein by reference to Exhibit (h)(30) of Post-Effective Amendment No. 339.

(31)

4 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Mid Cap Index Fund: Institutional Premium Class is incorporated herein by reference to Exhibit (h)(31) of Post-Effective Amendment No. 339.

(32)

23 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Real Estate Index Fund: Investor Class is incorporated herein by reference to Exhibit (h)(32) of Post-Effective Amendment No. 339.

(33)

9 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Real Estate Index Fund: Premium Class is incorporated herein by reference to Exhibit (h)(33) of Post-Effective Amendment No. 339.

(34)

7 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Real Estate Index Fund: Institutional Class is incorporated herein by reference to Exhibit (h)(34) of Post-Effective Amendment No. 339.

(35)

19 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Small Cap Index Fund: Investor Class is incorporated herein by reference to Exhibit (h)(35) of Post-Effective Amendment No. 339.

(36)

7 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Small Cap Index Fund: Premium Class is incorporated herein by reference to Exhibit (h)(36) of Post-Effective Amendment No. 339.

(37)

6 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Small Cap Index Fund: Institutional Class is incorporated herein by reference to Exhibit (h)(37) of Post-Effective Amendment No. 339.

(38)

4 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Small Cap Index Fund: Institutional Premium Class is incorporated herein by reference to Exhibit (h)(38) of Post-Effective Amendment No. 339.

(39)

21 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Large Cap Growth Index Fund: Investor Class is incorporated herein by reference to Exhibit (h)(39) of Post-Effective Amendment No. 339.

(40)

7 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Large Cap Growth Index Fund: Premium Class is incorporated herein by reference to Exhibit (h)(40) of Post-Effective Amendment No. 339.

(41)

6 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Large Cap Growth Index Fund: Institutional Class is incorporated herein by reference to Exhibit (h)(41) of Post-Effective Amendment No. 339.

(42)

5 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Large Cap Growth Index Fund: Institutional Premium Class is incorporated herein by reference to Exhibit (h)(42) of Post-Effective Amendment No. 339.

(43)

21 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Large Cap Value Index Fund: Investor Class is incorporated herein by reference to Exhibit (h)(43) of Post-Effective Amendment No. 339.

(44)

7 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Large Cap Value Index Fund: Premium Class is incorporated herein by reference to Exhibit (h)(44) of Post-Effective Amendment No. 339.

(45)

6 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Large Cap Value Index Fund: Institutional Class is incorporated herein by reference to Exhibit (h)(45) of Post-Effective Amendment No. 339.

(46)

5 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Large Cap Value Index Fund: Institutional Premium Class is incorporated herein by reference to Exhibit (h)(46) of Post-Effective Amendment No. 339.

(47)

18 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Total International Index Fund: Investor Class is incorporated herein by reference to Exhibit (h)(47) of Post-Effective Amendment No. 339.

(48)

11 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Total International Index Fund: Premium Class is incorporated herein by reference to Exhibit (h)(48) of Post-Effective Amendment No. 339.

(49)

9 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Total International Index Fund: Institutional Class is incorporated herein by reference to Exhibit (h)(49) of Post-Effective Amendment No. 339.

(50)

6 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity Total International Index Fund: Institutional Premium Class is incorporated herein by reference to Exhibit (h)(50) of Post-Effective Amendment No. 339.

(51)

16.5 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity SAI Emerging Markets Index Fund is incorporated herein by reference to Exhibit (h)(51) of Post-Effective Amendment No. 339.

(52)

12.5 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity SAI International Index Fund is incorporated herein by reference to Exhibit (h)(52) of Post-Effective Amendment No. 339.

(53)

14.5 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity SAI Real Estate Index Fund is incorporated herein by reference to Exhibit (h)(53) of Post-Effective Amendment No. 339.

(54)

9 Basis Point Expense Contract, dated July 1, 2016, between Fidelity Management & Research Company and Fidelity SAI U.S. Large Cap Index Fund is incorporated herein by reference to Exhibit (h)(54) of Post-Effective Amendment No. 339.

(55)

Appointment of Agent for Service of Process, dated July 15, 2011, between Fidelity Dynamic Strategies Cayman, Ltd. and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment No. 169.

(56)

Appointment of Agent for Service of Process, dated September 16, 2013, between Geode Series Commodity Return Cayman, Ltd. and Geode Capital Management, LLC, is incorporated herein by reference to Exhibit (h)(38) of Post-Effective Amendment No. 245.

(i)

Legal Opinion of Dechert LLP, dated February 1, 2017, is filed herein as Exhibit (i).

(j)

Not applicable.

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Series Short-Term Credit Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 268.

(2)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 152.

(3)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 152.

(4)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund is incorporated herein by reference to Exhibit (m)(53) of Post-Effective Amendment No. 140.

(5)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class A is incorporated herein by reference to Exhibit (m)(54) of Post-Effective Amendment No. 140.

(6)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class T is incorporated herein by reference to Exhibit (m)(55) of Post-Effective Amendment No. 140.

(7)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class C is incorporated herein by reference to Exhibit (m)(57) of Post-Effective Amendment No. 140.

(8)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(58) of Post-Effective Amendment No. 140.

(9)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Dynamic Strategies Fund (currently known as Fidelity Global Strategies Fund) is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 105.

(10)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Dynamic Strategies Fund (currently known as Fidelity Global Strategies Fund): Fidelity Advisor Dynamic Strategies Fund (currently known as Fidelity Advisor Global Strategies Fund) Class A is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment No. 105.

(11)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Dynamic Strategies Fund (currently known as Fidelity Global Strategies Fund): Fidelity Advisor Dynamic Strategies Fund (currently known as Fidelity Advisor Global Strategies Fund) Class T is incorporated herein by reference to Exhibit (m)(38) of Post-Effective Amendment No. 105.

(12)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Dynamic Strategies Fund (currently known as Fidelity Global Strategies Fund): Fidelity Advisor Dynamic Strategies Fund (currently known as Fidelity Advisor Global Strategies Fund) Class C is incorporated herein by reference to Exhibit (m)(40) of Post-Effective Amendment No. 105.

(13)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Dynamic Strategies Fund (currently known as Fidelity Global Strategies Fund): Fidelity Advisor Dynamic Strategies Fund (currently known as Fidelity Advisor Global Strategies Fund) Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 105.

(14)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Inflation-Protected Bond Index Fund is to be filed by subsequent amendment.

(15)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex International Index Fund is to be filed by subsequent amendment.

(16)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Large Cap Growth Index Fund is to be filed by subsequent amendment.

(17)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Large Cap Value Index Fund is to be filed by subsequent amendment.

(18)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Mid Cap Index Fund is to be filed by subsequent amendment.

(19)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Real Estate Index Fund is to be filed by subsequent amendment.

(20)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Short-Term Bond Fund is to be filed by subsequent amendment.

(21)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Short-Term Treasury Bond Index Fund is to be filed by subsequent amendment.

(22)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Small Cap Index Fund is to be filed by subsequent amendment.

(23)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex U.S. Bond Index Fund is to be filed by subsequent amendment.

(24)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Inflation-Protected Bond Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 89.

(25)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Inflation-Protected Bond Fund: Fidelity Advisor Inflation-Protected Bond Fund Class A is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 92.

(26)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Inflation-Protected Bond Fund: Fidelity Advisor Inflation-Protected Bond Fund Class T is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 92.

(27)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Inflation-Protected Bond Fund: Fidelity Advisor Inflation-Protected Bond Fund Class C is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 92.

(28)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Inflation-Protected Bond Fund: Fidelity Advisor Inflation-Protected Bond Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 92.

(29)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Bond Fund is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment No. 105.

(30)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 83.

(31)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class A is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 91.

(32)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class T is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 91.

(33)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class C is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 91.

(34)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 91.

(35)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Growth Index Fund: Premium Class is incorporated herein by reference to Exhibit (m)(28) of Post-Effective Amendment No. 324.

(36)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Growth Index Fund: Institutional Premium Class is incorporated herein by reference to Exhibit (m)(29) of Post-Effective Amendment No. 324.

(37)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Growth Index Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(30) of Post-Effective Amendment No. 324.

(38)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Growth Index Fund: Investor Class is incorporated herein by reference to Exhibit (m)(31) of Post-Effective Amendment No. 324.

(39)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Value Index Fund: Premium Class is incorporated herein by reference to Exhibit (m)(32) of Post-Effective Amendment No. 324.

(40)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Value Index Fund: Institutional Premium Class is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 324.

(41)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Value Index Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 324.

(42)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Value Index Fund: Investor Class is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 324.

(43)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2017 Fund is incorporated herein by reference to Exhibit (m)(32) of Post-Effective Amendment No. 160.

(44)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2017 Fund: Fidelity Advisor Municipal Income 2017 Fund Class A is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 160.

(45)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2017 Fund: Fidelity Advisor Municipal Income 2017 Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 160.

(46)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2019 Fund is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 160.

(47)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2019 Fund: Fidelity Advisor Municipal Income 2019 Fund Class A is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 160.

(48)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2019 Fund: Fidelity Advisor Municipal Income 2019 Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment No. 160.

(49)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2021 Fund is incorporated herein by reference to Exhibit (m)(38) of Post-Effective Amendment No. 160.

(50)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2021 Fund: Fidelity Advisor Municipal Income 2021 Fund Class A is incorporated herein by reference to Exhibit (m)(39) of Post-Effective Amendment No. 160.

(51)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2021 Fund: Fidelity Advisor Municipal Income 2021 Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(40) of Post-Effective Amendment No. 160.

(52)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2023 Fund is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 214.

(53)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2023 Fund: Fidelity Advisor Municipal Income 2023 Fund Class A is incorporated herein by reference to Exhibit (m)(42) of Post-Effective Amendment No. 214.

(54)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2023 Fund: Fidelity Advisor Municipal Income 2023 Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(43) of Post-Effective Amendment No. 214.

(55)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Index Fund is incorporated herein by reference to Exhibit (m)(40) of Post-Effective Amendment No. 302.

(56)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Index Fund is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 302.

(57)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Minimum Volatility Index Fund is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment No. 278.

(58)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Long-Term Treasury Bond Index Fund is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 287.

(59)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Small-Mid Cap 500 Index Fund is incorporated herein by reference to Exhibit (m)(42) of Post-Effective Amendment No. 287.

(60)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Real Estate Index Fund is incorporated herein by reference to Exhibit (m)(45) of Post-Effective Amendment No. 302.

(61)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Large Cap Index Fund is incorporated herein by reference to Exhibit (m)(46) of Post-Effective Amendment No. 302.

(62)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Minimum Volatility Index Fund is incorporated herein by reference to Exhibit (m)(43) of Post-Effective Amendment No. 278.

(63)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Momentum Index Fund is filed herein as Exhibit (m)(63).

(64)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Quality Index Fund is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment No. 287.

(65)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Treasury Bond Index Fund is incorporated herein by reference to Exhibit (m)(49) of Post-Effective Amendment No. 311.

(66)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series 1000 Value Index Fund is incorporated herein by reference to Exhibit (m)(43) of Post-Effective Amendment No. 235.

(67)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series 1000 Value Index Fund: Class F is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment No. 235.

(68)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Global ex U.S. Index Fund is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 126.

(69)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Government Money Market Fund is incorporated herein by reference to Exhibit (m)(61) of Post-Effective Amendment No. 318.

(70)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Government Money Market Fund: Class F is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 318.

(71)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Inflation-Protected Bond Index Fund is incorporated herein by reference to Exhibit (m)(51) of Post-Effective Amendment No. 126.

(72)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Inflation-Protected Bond Index Fund: Class F is incorporated herein by reference to Exhibit (m)(52) of Post-Effective Amendment No. 126.

(73)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Investment Grade Bond Fund is incorporated herein by reference to Exhibit (m)(42) of Post-Effective Amendment No. 115.

(74)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Investment Grade Bond Fund: Class F is incorporated herein by reference to Exhibit (m)(45) of Post-Effective Amendment No. 123.

(75)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Long-Term Treasury Bond Index Fund is incorporated herein by reference to Exhibit (m)(67) of Post-Effective Amendment No. 330.

(76)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Long-Term Treasury Bond Index Fund: Class F is incorporated herein by reference to Exhibit (m)(68) of Post-Effective Amendment No. 330.

(77)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Short-Term Credit Fund is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 268.

(78)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Short-Term Credit Fund: Class F is incorporated herein by reference to Exhibit (m)(51) of Post-Effective Amendment No. 268.

(79)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 83.

(80)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class A is incorporated herein by reference to Exhibit (m)(72) of Post-Effective Amendment No. 329.

(81)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class T is incorporated herein by reference to Exhibit (m)(73) of Post-Effective Amendment No. 329 .

(82)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class C is incorporated herein by reference to Exhibit (m)(74) of Post-Effective Amendment No. 329.

(83)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class I is incorporated herein by reference to Exhibit (m)(75) of Post-Effective Amendment No. 329.

(84)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment No. 105.

(85)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class A is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment No. 105.

(86)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class T is incorporated herein by reference to Exhibit (m)(16) of Post-Effective Amendment No. 105.

(87)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class C is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 105.

(88)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment No. 105.

(89)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment No. 105.

(90)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class A is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 105.

(91)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class T is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment No. 105.

(92)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class C is incorporated herein by reference to Exhibit (m)(26) of Post-Effective Amendment No. 105.

(93)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(27) of Post-Effective Amendment No. 105.

(94)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tax-Free Bond Fund is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 105.

(95)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total International Index Fund: Premium Class is incorporated herein by reference to Exhibit (m)(89) of Post-Effective Amendment No. 324.

(96)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total International Index Fund: Institutional Premium Class is incorporated herein by reference to Exhibit (m)(90) of Post-Effective Amendment No. 324.

(97)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total International Index Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(91) of Post-Effective Amendment No. 324.

(98)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total International Index Fund: Investor Class is incorporated herein by reference to Exhibit (m)(92) of Post-Effective Amendment No. 324.

(99)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Emerging Markets Index Fund: Fidelity Advantage Class (currently known as Fidelity Emerging Markets Index Fund: Premium Class) is incorporated herein by reference to Exhibit (m)(70) of Post-Effective Amendment No. 172.

(100)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Emerging Markets Index Fund: Fidelity Advantage Institutional Class (currently known as Fidelity Emerging Markets Index Fund: Institutional Premium Class) is incorporated herein by reference to Exhibit (m)(71) of Post-Effective Amendment No. 172.

(101)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Emerging Markets Index Fund (currently known as Fidelity Emerging Markets Index Fund): Institutional Class is incorporated herein by reference to Exhibit (m)(72) of Post-Effective Amendment No. 172.

(102)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Emerging Markets Index Fund (currently known as Fidelity Emerging Markets Index Fund): Investor Class is incorporated herein by reference to Exhibit (m)(73) of Post-Effective Amendment No. 172.

(103)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Global ex U.S. Index Fund: Fidelity Advantage Class (currently known as Fidelity Global ex U.S. Index Fund: Premium Class) is incorporated herein by reference to Exhibit (m)(74) of Post-Effective Amendment No. 172.

(104)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Global ex U.S. Index Fund: Fidelity Advantage Institutional Class (currently known as Fidelity Global ex U.S. Index Fund: Institutional Premium Class) is incorporated herein by reference to Exhibit (m)(75) of Post-Effective Amendment No. 172.

(105)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Global ex U.S. Index Fund (currently known as Fidelity Global ex U.S. Index Fund): Institutional Class is incorporated herein by reference to Exhibit (m)(76) of Post-Effective Amendment No. 172.

(106)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Global ex U.S. Index Fund (currently known as Fidelity Global ex U.S. Index Fund): Investor Class is incorporated herein by reference to Exhibit (m)(77) of Post-Effective Amendment No. 172.

(107)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Inflation-Protected Bond Index Fund: Fidelity Advantage Class (currently known as Fidelity Inflation-Protected Bond Index Fund: Premium Class) is incorporated herein by reference to Exhibit (m)(77) of Post-Effective Amendment No.194.

(108)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Inflation-Protected Bond Index Fund: Fidelity Advantage Institutional Class (currently known as Fidelity Inflation-Protected Bond Index Fund: Institutional Premium Class) is incorporated herein by reference to Exhibit (m)(78) of Post-Effective Amendment No. 205.

(109)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund): Institutional Class is incorporated herein by reference to Exhibit (m)(79) of Post-Effective Amendment No. 194.

(110)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund): Investor Class is incorporated herein by reference to Exhibit (m)(80) of Post-Effective Amendment No. 194.

(111)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Intermediate Treasury Bond Index Fund (currently known as Fidelity Intermediate Treasury Bond Index Fund): Investor Class is incorporated herein by reference to Exhibit (m)(30) of Post-Effective Amendment No. 105.

(112)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Intermediate Treasury Bond Index Fund: Fidelity Advantage Class (currently known as Fidelity Intermediate Treasury Bond Index Fund: Premium Class) is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 105.

(113)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Long-Term Treasury Bond Index Fund (currently known as Fidelity Long-Term Treasury Bond Index Fund): Investor Class is incorporated herein by reference to Exhibit (m)(31) of Post-Effective Amendment No. 105.

(114)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Long-Term Treasury Bond Index Fund: Fidelity Advantage Class (currently known as Fidelity Long-Term Treasury Bond Index Fund: Premium Class) is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 105.

(115)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Mid Cap Index Fund: Fidelity Advantage Class (currently known as Fidelity Mid Cap Index Fund: Premium Class) is incorporated herein by reference to Exhibit (m)(80) of Post-Effective Amendment No. 172.

(116)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Mid Cap Index Fund: Fidelity Advantage Institutional Class (currently known as Fidelity Mid Cap Index Fund: Institutional Premium Class) is incorporated herein by reference to Exhibit (m)(81) of Post-Effective Amendment No. 172.

(117)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Mid Cap Index Fund (currently known as Fidelity Mid Cap Index Fund): Institutional Class is incorporated herein by reference to Exhibit (m)(82) of Post-Effective Amendment No. 172.

(118)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Mid Cap Index Fund (currently known as Fidelity Mid Cap Index Fund): Investor Class is incorporated herein by reference to Exhibit (m)(83) of Post-Effective Amendment No. 172.

(119)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Real Estate Index Fund: Fidelity Advantage Class (currently known as Fidelity Real Estate Index Fund: Premium Class) is incorporated herein by reference to Exhibit (m)(86) of Post-Effective Amendment No. 172.

(120)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Real Estate Index Fund (currently known as Fidelity Real Estate Index Fund): Institutional Class is incorporated herein by reference to Exhibit (m)(87) of Post-Effective Amendment No. 172.

(121)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Real Estate Index Fund (currently known as Fidelity Real Estate Index Fund): Investor Class is incorporated herein by reference to Exhibit (m)(88) of Post-Effective Amendment No. 172.

(122)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Term Treasury Bond Index Fund (currently known as Fidelity Short-Term Treasury Bond Index Fund): Investor Class is incorporated herein by reference to Exhibit (m)(29) of Post-Effective Amendment No. 105.

(123)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Term Treasury Bond Index Fund: Fidelity Advantage Class (currently known as Fidelity Short-Term Treasury Bond Index Fund: Premium Class) is incorporated herein by reference to Exhibit (m)(32) of Post-Effective Amendment No. 105.

(124)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Small Cap Index Fund: Fidelity Advantage Class (currently known as Fidelity Small Cap Index Fund: Premium Class) is incorporated herein by reference to Exhibit (m)(91) of Post-Effective Amendment No. 172.

(125)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Small Cap Index Fund: Fidelity Advantage Institutional Class (currently known as Fidelity Small Cap Index Fund: Institutional Premium Class) is incorporated herein by reference to Exhibit (m)(92) of Post-Effective Amendment No. 172.

(126)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Small Cap Index Fund (currently known as Fidelity Small Cap Index Fund): Institutional Class is incorporated herein by reference to Exhibit (m)(93) of Post-Effective Amendment No. 172.

(127)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Small Cap Index Fund (currently known as Fidelity Small Cap Index Fund): Investor Class is incorporated herein by reference to Exhibit (m)(94) of Post-Effective Amendment No. 172.

(128)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund): Investor Class is incorporated herein by reference to Exhibit (m)(28) of Post-Effective Amendment No. 105.

(129)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund): Class F is incorporated herein by reference to Exhibit (m)(31) of Post-Effective Amendment No. 124.

(130)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan U.S. Bond Index Fund: Fidelity Advantage Class (currently known as Fidelity U.S. Bond Index Fund: Premium Class) is incorporated herein by reference to Exhibit (m)(66) of Post-Effective Amendment No. 158.

(131)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund): Institutional Class is incorporated herein by reference to Exhibit (m)(67) of Post-Effective Amendment No. 158.

(132)

Distribution and Service Plan pursuant to Rule 12b-1 for Spartan U.S. Bond Index Fund: Fidelity Advantage Institutional Class (currently known as Fidelity U.S. Bond Index Fund: Institutional Premium Class) is incorporated herein by reference to Exhibit (m)(68) of Post-Effective Amendment No. 158.

(n)

(1)

Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated July 1, 2016, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2017 Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Series 1000 Value Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, and Fidelity Strategic Real Return Fund is incorporated herein by reference to Exhibit (n)(1) of Post-Effective Amendment No. 330.

(2)

Schedule I (Fixed-Income), dated October 1, 2016, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated July 1, 2016, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2017 Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Series 1000 Value Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, and Fidelity Strategic Real Return Fund is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 346.

(3)

Amended and Restated Multiple Class of Shares Plan (FIXED-INCOME) pursuant to Rule 18f-3 for Fidelity Index Funds, dated March 10, 2016, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Mid Cap Index Fund, Fidelity Real Estate Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Small Cap Index Fund, and Fidelity U.S. Bond Index Fund is incorporated herein by reference to Exhibit (n)(3) of Post-Effective Amendment No. 336.

(4)

Schedule A (FIXED-INCOME), dated July 1, 2016, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Index Funds, dated March 10, 2016, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Mid Cap Index Fund, Fidelity Real Estate Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Small Cap Index Fund, and Fidelity U.S. Bond Index Fund is incorporated herein by reference to Exhibit (n)(4) of Post-Effective Amendment No. 336.

(5)

Schedule A (FIXED-INCOME) to the Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Index Funds, on behalf of Fidelity Salem Street Trust on behalf of Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, and Fidelity Total International Index Fund is to be filed by subsequent amendment.

(6)

Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Salem Street Trust, dated July 1, 2016, on behalf of Fidelity Global Strategies Fund is incorporated herein by reference to Exhibit (n)(6) of Post-Effective Amendment No. 336.

(7)

Schedule I, dated July 1, 2016, to the Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Salem Street Trust, dated July 1, 2016, on behalf of Fidelity Global Strategies Fund is incorporated herein by reference to Exhibit (n)(7) of Post-Effective Amendment No. 336.

(8)

Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Conservative Income Bond Funds, dated July 18, 2013, on behalf of Fidelity Conservative Income Bond Fund is incorporated herein by reference to Exhibit (n)(3) of Fidelity Municipal Trust’s (File No. 002-55725) Post-Effective Amendment No. 115.

(9)

Schedule I, dated July 18, 2013, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Conservative Income Bond Funds, dated July 18, 2013, on behalf of Fidelity Conservative Income Bond Fund is incorporated herein by reference to Exhibit (n)(4) of Fidelity Municipal Trust’s (File No. 002-55725) Post-Effective Amendment No. 115.

(p)

(1)

The 2016 Code of Ethics, adopted by each fund and Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., FMR Co., Inc., Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (U.K.) Limited, and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Magellan Fund’s (File No. 002-21461) Post-Effective Amendment No. 73.

(2)

Code of Ethics, dated January 2016, adopted by Geode Capital Management, LLC and Geode Capital Management LP pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 312.

Item 29.

Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds.  Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30.

Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Advisers

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Abigail P. Johnson	Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR and FMRC; President, Chief Executive Officer (2014), Vice Chairman and Director of FMR LLC.

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and a member of the Advisory Board of funds advised by FMR.

Charles S. Morrison	President of FMR (2016); Director of Fidelity SelectCo, LLC (2014) and FIMM (2014).
William E. Dailey

Chief Operating Officer (2016) and Executive Vice President of FMR (2016); Executive Vice President of FMRC (2016), FIMM (2016) and Strategic Advisers, Inc. (2016); Chief Financial Officer and Executive Vice President (2016) of SelectCo.; Treasurer (2016) of FMR U.K. Previously served as Treasurer (2016) of FMR, FMRC, FMR H.K., FMR Japan, FIMM, and SelectCo; Director (2015) and; Director of FMR Japan (2016).

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC (2015); Secretary of FIMM and SelectCo (2015); Chief Legal Officer of FMR H.K. (2015), FMR Japan (2016) and FMR U.K. (2016).

John J. Remondi	Director of FMR, FMRC, FRAC, and FIMM; Director and Executive Vice President of FMR LLC.

Jean Raymond	Treasurer of FMR (2016), FMRC (2016), FIMM (2016), SelectCo (2016), Strategic Advisers (2016), and FMR H.K. (2016).
Eric C. Green

Assistant Treasurer of FMR (2016), FMRC (2016), Strategic Advisers, Inc. (2015), FIAM LLC (2016), FIMM (2016) and SelectCo (2016); Executive Vice President, Tax and Assistant Treasurer of FMR LLC (2015).

Peter D. Stahl

Secretary of FDC, FMR LLC, and Strategic Advisers, Inc. (2015); Assistant Secretary of FMR, FMRC, FRAC, FIAM LLC (2015), FIMM, FMR U.K. (2014) and SelectCo.; Previously served as Secretary (2016) and Assistant Secretary (2016) of FMR Japan; Assistant Secretary of Strategic Advisers, Inc. (2015).

Kenneth Robins	Compliance Officer of FMR (2016) and FMRC (2016).

Linda J. Wondrack	Chief Compliance Officer of FMR, FMRC, FMR U.K., FIAM LLC, FIMM, Strategic Advisers, Inc., and SelectCo. Previously served as Chief Compliance Officer of FMR H.K. and FMR Japan (2016).

(2) FMR CO., INC. (FMRC)

FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser or Adviser have held the following positions of a substantial nature during the past two fiscal years.

Abigail P. Johnson	Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR and FMRC; President, Chief Executive Officer (2014), Vice Chairman and Director of FMR LLC.

Brian B. Hogan	President of FMRC; Director of Fidelity SelectCo, LLC (2014) and FMR U.K. (2016).

Paul Hession	Chief Operating Officer of FMRC (2016).
Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR.

William E. Dailey

Chief Operating Officer (2016) and Executive Vice President of FMR (2016); Executive Vice President of FMRC (2016), FIMM (2016) and Strategic Advisers, Inc. (2016); Chief Financial Officer and Executive Vice President (2016) of SelectCo.; Treasurer (2016) of FMR U.K. Previously served as Treasurer (2016) of FMR, FMRC, FMR H.K., FMR Japan, FIMM, and SelectCo; Director (2015) and; Director of FMR Japan (2016).

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC (2015); Secretary of FIMM and SelectCo (2015); Chief Legal Officer of FMR H.K. (2015), FMR Japan (2016) and FMR U.K. (2016).

John J. Remondi	Director of FMR, FMRC, FRAC, and FIMM; Director and Executive Vice President of FMR LLC.

Steven F. Schiffman	Treasurer of FDC and FMR LLC; Assistant Treasurer of FMRC, FRAC, FIMM, and FMR U.K. Previously served as Treasurer of Strategic Advisers, Inc. (2016); and Assistant Treasurer of FMR Japan (2016).

Jean Raymond	Treasurer of FMR (2016), FMRC (2016), FIMM (2016), SelectCo (2016), Strategic Advisers (2016), and FMR H.K. (2016).
Eric C. Green

Assistant Treasurer of FMR (2016), FMRC (2016), Strategic Advisers, Inc. (2015), FIAM LLC (2016), FIMM (2016) and SelectCo (2016); Executive Vice President, Tax and Assistant Treasurer of FMR LLC (2015).

Peter D. Stahl

Secretary of FDC, FMR LLC, and Strategic Advisers, Inc. (2015); Assistant Secretary of FMR, FMRC, FRAC, FIAM LLC (2015), FIMM, FMR U.K. (2014) and SelectCo.; Previously served as Secretary (2016) and Assistant Secretary (2016) of FMR Japan; Assistant Secretary of Strategic Advisers, Inc. (2015).

Kenneth Robins	Compliance Officer of FMR (2016) and FMRC (2016).

Linda J. Wondrack	Chief Compliance Officer of FMR, FMRC, FMR U.K., FIAM LLC, FIMM, Strategic Advisers, Inc., and SelectCo. Previously served as Chief Compliance Officer of FMR H.K. and FMR Japan (2016).

(3) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC (2015); Secretary of FIMM and SelectCo (2015); Chief Legal Officer of FMR H.K. (2015), FMR Japan (2016) and FMR U.K. (2016).

William E. Dailey

Chief Operating Officer (2016) and Executive Vice President of FMR (2016); Executive Vice President of FMRC (2016), FIMM (2016) and Strategic Advisers, Inc. (2016); Chief Financial Officer and Executive Vice President (2016) of SelectCo.; Treasurer (2016) of FMR U.K. Previously served as Treasurer (2016) of FMR, FMRC, FMR H.K., FMR Japan, FIMM, and SelectCo; Director (2015) and; Director of FMR Japan (2016).

Sharon Yau Lecornu	Chief Executive Officer (2016), Executive Director, and Director of Investment Services - Asia.

Jean Raymond	Treasurer of FMR (2016), FMRC (2016), FIMM (2016), SelectCo (2016), Strategic Advisers (2016), and FMR H.K. (2016).
William Francis Shanley III	Director of FMR Japan (2016) and FMR H.K. (2016).

Pamela R. Holding	Director of FMR H.K.

Christopher J. Seabolt	Director of FMR H.K. (2016).

Adrian James Tyerman	Compliance Officer, Responsible Officer for FATCA purposes (2016), and Anti-Money Laundering Compliance Officer (2016) of FMR U.K. Previously served as Compliance Officer of FMR H.K. (2014).

Linda J. Wondrack	Chief Compliance Officer of FMR, FMRC, FMR U.K., FIAM LLC, FIMM, Strategic Advisers, Inc., and SelectCo. Previously served as Chief Compliance Officer of FMR H.K. and FMR Japan (2016).

 (4) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to Fidelity Management & Research Company.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen	Director of FMR Japan (2016) and Chief Investment Officer – Equity of FMR U.K. (2016).

William E. Dailey

Chief Operating Officer (2016) and Executive Vice President of FMR (2016); Executive Vice President of FMRC (2016), FIMM (2016) and Strategic Advisers, Inc. (2016); Chief Financial Officer and Executive Vice President (2016) of SelectCo.; Treasurer (2016) of FMR U.K. Previously served as Treasurer (2016) of FMR, FMRC, FMR H.K., FMR Japan, FIMM, and SelectCo; Director (2015) and; Director of FMR Japan (2016).

Joseph DeSantis	Director of FMR Japan (2016).

Rieko Hirai	Director of FMR Japan (2016).

William Francis Shanley III	Director of FMR Japan (2016) and FMR H.K. (2016).

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC (2015); Secretary of FIMM and SelectCo (2015); Chief Legal Officer of FMR H.K. (2015), FMR Japan (2016) and FMR U.K. (2016).

J. Clay Luby	Treasurer of FIAM LLC and FMR Japan (2016).

Yojiro Sugimoto	Statutory Auditor of FMR Japan (2016).

 (5) FMR INVESTMENT MANAGEMENT (U.K.) LIMITED (FMR U.K.)

FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty	Director, President, Chief Executive Officer, Chief Investment Officer-Fixed-Income/U.K., and Managing Director, Research of FMR U.K. (2016).

Matthew Born	Director of FMR U.K.; Managing Director, Research of FMR U.K.

Timothy M. Cohen	Director of FMR Japan (2016) and Chief Investment Officer – Equity of FMR U.K. (2016).

Brian B. Hogan	President of FMRC; Director of Fidelity SelectCo, LLC (2014) and FMR U.K. (2016).

Robert P. Brown	Managing Director, Research of FMR U.K.; Executive Vice President of FIMM. Previously served as Director of FMR U.K. (2015).

Paula Kienert	Director of FMR U.K. (2016).

Michael D. Kopfler	Director of FMR U.K. (2016). Previously served as Director of FMR H.K. (2016).

John B. McHale	Managing Director, Research (2016).

Nancy Prior	President (2016) and Director of FIMM (2014); Director of FMR U.K. (2016).

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC (2015); Secretary of FIMM and SelectCo (2015); Chief Legal Officer of FMR H.K. (2015), FMR Japan (2016) and FMR U.K. (2016).

Steven F. Schiffman	Treasurer of FDC and FMR LLC; Assistant Treasurer of FMRC, FRAC, FIMM, and FMR U.K. Previously served as Treasurer of Strategic Advisers, Inc. (2016); and Assistant Treasurer of FMR Japan (2016).

Adrian James Tyerman	Compliance Officer, Responsible Officer for FATCA purposes (2016), and Anti-Money Laundering Compliance Officer (2016) of FMR U.K. Previously served as Compliance Officer of FMR H.K. (2014).

Linda J. Wondrack	Chief Compliance Officer of FMR, FMRC, FMR U.K., FIAM LLC, FIMM, Strategic Advisers, Inc., and SelectCo. Previously served as Chief Compliance Officer of FMR H.K. and FMR Japan (2016).

Derek L. Young	Director of FMR U.K. (2016); Director of Strategic Advisers, Inc. Previously served as President of Strategic Advisers Inc. (2015).

Peter D. Stahl

Secretary of FDC, FMR LLC, and Strategic Advisers, Inc. (2015); Assistant Secretary of FMR, FMRC, FRAC, FIAM LLC (2015), FIMM, FMR U.K. (2014) and SelectCo.; Previously served as Secretary (2016) and Assistant Secretary (2016) of FMR Japan; Assistant Secretary of Strategic Advisers, Inc. (2015).

(6) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Robert P. Brown	Managing Director, Research of FMR U.K.; Executive Vice President of FIMM. Previously served as Director of FMR U.K. (2015).

Charles S. Morrison	President of FMR (2016); Director of Fidelity SelectCo, LLC (2014) and FIMM (2014).

Nancy Prior	President (2016) and Director of FIMM (2014); Director of FMR U.K. (2016).

Adrien Deberghes	Executive Vice President of FIMM (2016).

Lisa Goulemas	Chief Operating Officer of FIMM (2016).

William E. Dailey

Chief Operating Officer (2016) and Executive Vice President of FMR (2016); Executive Vice President of FMRC (2016), FIMM (2016) and Strategic Advisers, Inc. (2016); Chief Financial Officer and Executive Vice President (2016) of SelectCo.; Treasurer (2016) of FMR U.K. Previously served as Treasurer (2016) of FMR, FMRC, FMR H.K., FMR Japan, FIMM, and SelectCo; Director (2015) and; Director of FMR Japan (2016).

Marc R. Bryant	Senior Vice President, Secretary and Chief Legal Officer of FMR and FMRC (2015); Secretary of FIMM and SelectCo (2015); Chief Legal Officer of FMR H.K. (2015), FMR Japan (2016) and FMR U.K. (2016).

Jean Raymond	Treasurer of FMR (2016), FMRC (2016), FIMM (2016), SelectCo (2016), Strategic Advisers (2016), and FMR H.K. (2016).
Eric C. Green

Assistant Treasurer of FMR (2016), FMRC (2016), Strategic Advisers, Inc. (2015), FIAM LLC (2016), FIMM (2016) and SelectCo (2016); Executive Vice President, Tax and Assistant Treasurer of FMR LLC (2015).

John J. Remondi	Director of FMR, FMRC, FRAC, and FIMM; Director and Executive Vice President of FMR LLC.
Steven F. Schiffman	Treasurer of FDC and FMR LLC; Assistant Treasurer of FMRC, FRAC, FIMM, and FMR U.K. Previously served as Treasurer of Strategic Advisers, Inc. (2016); and Assistant Treasurer of FMR Japan (2016).

Peter D. Stahl

Secretary of FDC, FMR LLC, and Strategic Advisers, Inc. (2015); Assistant Secretary of FMR, FMRC, FRAC, FIAM LLC (2015), FIMM, FMR U.K. (2014) and SelectCo.; Previously served as Secretary (2016) and Assistant Secretary (2016) of FMR Japan; Assistant Secretary of Strategic Advisers, Inc. (2015).

Linda J. Wondrack	Chief Compliance Officer of FMR, FMRC, FMR H.K., FIMM, FIAM LLC, Strategic Advisers, Inc., and SelectCo. Previously served as Chief Compliance Officer of FMR Japan (2016) and FMR U.K. (2016).

(7) GEODE CAPITAL MANAGEMENT, LLC (Geode)

The directors and officers of Geode Capital Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Vincent C. Gubitosi	President and Chief Investment Officer.

Jeffrey S. Miller	Chief Operating Officer.

Joseph Ciardi	Chief Compliance Officer.

Sorin Codreanu	Chief Financial Officer and Treasurer.

Matt Nevins	General Counsel (2015).

Albert Francke	Director.

Jack Haley	Director.

Caleb Loring, III	Director.

Franklin Corning Kenly	Director.

Arlene Rockefeller	Director.

Eric Roiter	Director.

Jennifer Uhrig	Director.

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company (FMR)
245 Summer Street
Boston, MA 02210

FMR Co., Inc. (FMRC)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)
245 Summer Street
Boston, MA 02210

FMR Investment Management (U.K.) Limited (FMR U.K.)
245 Summer Street
Boston, MA 02210

Fidelity Research & Analysis Company (FRAC)
245 Summer Street
Boston, MA 02210

Fidelity SelectCo, LLC (SelectCo)
1225 17th Street
Denver, CO 80202-5541

Fidelity Investments Money Management, Inc. (FIMM)
245 Summer Street
Boston, MA 02210

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))
Oakhill House,
130 Tonbridge Road,
Hildenborough, TN11 9DZ, United Kingdom

FIL Investments (Japan) Limited (FIJ)
Tri Seven Roppongi
7-7-7 Roppongi, Minato-ku,
Tokyo, Japan 106-0032

Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Corporation (FDC)
100 Salem Street
Smithfield, RI 02917

Geode Capital Management, LLC (Geode)
One Post Office Square, 20th Floor
Boston, MA 02109

Fidelity Management Trust Company
245 Summer Street
Boston, MA 02210

Fidelity Investors Management LLC
245 Summer Street
Boston, MA 02210

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Robert F. Bachman	Executive Vice President (2015)	None
Scott Couto	President and Director	None
Lynne Goldman	Director (2014)	None
Eric C. Green	Assistant Treasurer (2016)	None
Natalie Kavanaugh	Chief Legal Officer	None
Jason J. Linde	Chief Compliance Officer (2016)	None
Michael Lyons	Chief Financial Officer (2015)	None
Brian C. McLain	Assistant Secretary	None
Steven Schiffman	Treasurer	None
Peter D. Stahl	Secretary	None

*  100 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, or special purpose custodian, as applicable, The Bank of New York Mellon, 1 Wall Street, New York, NY, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA, JPMorgan Chase Bank, 270 Park Avenue, New York, NY, State Street Bank & Trust Company, 1776 Heritage Drive, Quincy, MA, and The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

Item 34.

Management Services

Not applicable.

Item 35.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 353 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 3rd day of February 2017.

Fidelity Salem Street Trust

	By	/s/Stephanie J. Dorsey
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Stephanie J. Dorsey, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Stephanie J. Dorsey		President and Treasurer	February 3, 2017
Stephanie J. Dorsey		(Principal Executive Officer)

/s/Howard J. Galligan III		Chief Financial Officer	February 3, 2017
Howard J. Galligan III		(Principal Financial Officer)

/s/Abigail P. Johnson	†	Trustee	February 3, 2017
Abigail P. Johnson

/s/Elizabeth S. Acton	*	Trustee	February 3, 2017
Elizabeth S. Acton

/s/Jonathan Chiel	*	Trustee	February 3, 2017
Jonathan Chiel

/s/John Engler	*	Trustee	February 3, 2017
John Engler

/s/Albert R. Gamper, Jr.	*	Trustee	February 3, 2017
Albert R. Gamper, Jr.

/s/Robert F. Gartland	*	Trustee	February 3, 2017
Robert F. Gartland

/s/Arthur E. Johnson	*	Trustee	February 3, 2017
Arthur E. Johnson

/s/Michael E. Kenneally	*	Trustee	February 3, 2017
Michael E. Kenneally

/s/Marie L. Knowles	*	Trustee	February 3, 2017
Marie L. Knowles

/s/Mark A. Murray	*	Trustee	February 3, 2017
Mark A. Murray

/s/Jennifer Toolin McAuliffe	*	Trustee	February 3, 2017
Jennifer Toolin McAuliffe

†	By:	/s/Marc R. Bryant
Marc R. Bryant, pursuant to a power of attorney dated December 16, 2015 and filed herewith.
*	By:	/s/Megan C. Johnson
Megan C. Johnson, pursuant to powers of attorney dated October 5, 2016 and January 1, 2017 and filed herewith.

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Commonwealth Trust II

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Merrimack Street Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Oxford Street Trust II

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity Salem Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

in addition to any other Fidelity Fund for which the undersigned individuals serve as Directors or Trustees (collectively, the “Funds”), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after January 1, 2017.

WITNESS our hands on this first day of January 2017.

/s/Elizabeth S. Acton	/s/Michael E. Kenneally
Elizabeth S. Acton	Michael E. Kenneally

/s/John Engler	/s/Marie L. Knowles
John Engler	Marie L. Knowles

/s/Albert R. Gamper, Jr.	/s/Jennifer Toolin McAuliffe
Albert R. Gamper, Jr.	Jennifer Toolin McAuliffe
/s/Robert F. Gartland	/s/Mark A. Murray
Robert F. Gartland	Mark A. Murray
/s/Arthur E. Johnson
Arthur E. Johnson

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Commonwealth Trust II

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Merrimack Street Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Oxford Street Trust II

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity Salem Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

in addition to any other Fidelity Fund for which the undersigned individual serves as Trustee (collectively, the “Funds”), hereby constitute and appoint Marc R. Bryant, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after December 16th, 2015.

WITNESS my hand on this 16th day of December, 2015.

/s/Abigail P. Johnson
Abigail P. Johnson

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment company:

Fidelity Salem Street Trust

in addition to any other Fidelity Fund for which the undersigned individual serves as Director or Trustee (collectively, the “Funds”), hereby constitute and appoint Thomas C. Bogle, Marc R. Bryant, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after October 5, 2016.

WITNESS my hand on this 5th day of October, 2016.

/s/Jonathan Chiel

Jonathan Chiel